           As filed with the Securities and Exchange Commission on July 24, 2003
                                          Securities Act File No. 333-__________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                           Pre-Effective Amendment No. [ ]

                          Post-Effective Amendment No.

                           ING INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

         7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
               (Address of Principal Executive Offices) (Zip Code)

                                 1-800-992-0180
                  (Registrant's Area Code and Telephone Number)

                              Kimberly A. Anderson
                              ING Investments, LLC
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                     (Name and Address of Agent for Service)

                                 With copies to:

                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401


                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------

    It is proposed that this filing will become effective on August 22, 2003 pursuant to Rule 488 under the Securities Act of 1933, as amended

--------------------------------------------------------------------------------

      No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment
                        Company Act of 1940, as amended.

                          ING LARGE COMPANY VALUE FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                                 August 29, 2003

Dear Shareholder:

      Your Board of Trustees has called a Special Meeting of shareholders ("Special Meeting") of ING Large Company Value Fund ("Large Company Value Fund"), which is scheduled for 10:00 a.m., Local time, on October 16, 2003 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      The Board of Trustees of Large Company Value Fund has reviewed and recommends the proposed reorganization (the "Reorganization") of Large Company Value Fund into ING MagnaCap Fund ("MagnaCap Fund") (each a "Fund", and collectively, the "Funds"). Both Funds are members of the mutual fund group called the "ING Funds."

      If approved by shareholders, you will become a shareholder of MagnaCap Fund on the date that the Reorganization occurs. The Reorganization would provide shareholders of Large Company Value Fund with an opportunity to participate in a larger fund with similar investment objectives and strategies.

      You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of each of the Funds for your evaluation.

      After careful consideration, the Board of Trustees of Large Company Value Fund unanimously approved this proposal and recommends shareholders vote "FOR" the proposal.

      A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN OCTOBER 15, 2003.

      Large Company Value Fund is using Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications, Inc., reminding you to exercise your right to vote.

      We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                       Sincerely,


                                       /s/ James M. Hennessy,


                                       James M. Hennessy,
                                       President and Chief Executive Officer

                          ING LARGE COMPANY VALUE FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         OF ING LARGE COMPANY VALUE FUND
                         SCHEDULED FOR OCTOBER 16, 2003

To the Shareholders:

      NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders ("Special Meeting") of ING Large Company Value Fund ("Large Company Value Fund") is scheduled for October 16, 2003 at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      At the Special Meeting, you will be asked to consider and approve the following proposals:

       (1) To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among Large Company Value Fund and ING MagnaCap Fund ("MagnaCap Fund"), providing for the merger of Large Company Value Fund with and into MagnaCap Fund; and
       (2) To transact such other business, not currently contemplated, that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

      Shareholders of record as of the close of business on July 28, 2003, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement/ Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to Large Company Value Fund or by voting in person at the Special Meeting.

                                       By Order of the Board of Trustees

                                       /s/ Kimberly A. Anderson,

                                       Kimberly A. Anderson,
                                       Vice President and Secretary

                                       August 29, 2003

                          ING LARGE COMPANY VALUE FUND
                           PROXY STATEMENT/PROSPECTUS

                                 AUGUST 29, 2003

                                TABLE OF CONTENTS


INTRODUCTION...............................................................           1

SUMMARY....................................................................           2
  The Proposed Reorganization..............................................           2
  Comparison of Investment Objectives and Strategies.......................           4
  Comparison of Fund Characteristics.......................................           6
  Relative Performance.....................................................           7
  Performance of MagnaCap Fund.............................................           7
  Comparison of Investment Techniques and Principal Risks of Investing in the
  Funds....................................................................          10

COMPARISON OF FEES AND EXPENSES............................................          12
  Management Fees..........................................................          12
  Administration Fees......................................................          12
  Distribution and Service Fees............................................          12
  Expense Limitation Arrangements..........................................          12
  Expense Tables...........................................................          13
  General Information......................................................          15

INFORMATION ABOUT THE REORGANIZATION.......................................          16
  The Reorganization Agreement.............................................          16
  Reasons for the Reorganization...........................................          16
  Board Considerations.....................................................          17
  Tax Considerations.......................................................          17
  Expenses of the Reorganization...........................................          18

ADDITIONAL INFORMATION ABOUT THE FUNDS.....................................          18
  Form of Organization.....................................................          18
  Distributor..............................................................          18
  Dividends and Other Distributions........................................          18
  Capitalization...........................................................          19

GENERAL INFORMATION ABOUT THE PROXY STATEMENT..............................          19
  Solicitation of Proxies..................................................          19
  Voting Rights............................................................          20
  Other Matters to Come Before the Special Meeting.........................          21
  Shareholder Proposals....................................................          21
  Reports to Shareholders..................................................          21

APPENDICES
  Portfolio Manager's Report for ING MagnaCap Fund.........................         A-1
  Form of Agreement and Plan of Reorganization.............................         B-1
  Additional Information Regarding ING MagnaCap Fund.......................         C-1
  Additional Funds Offered.................................................         D-1
  Security Ownership of Certain Beneficial and Record Owners...............         E-1

                           PROXY STATEMENT/PROSPECTUS

                                 AUGUST 29, 2003

                                ING MAGNACAP FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                                  INTRODUCTION

      This Proxy Statement/Prospectus is being furnished to you in connection with a Special Meeting of shareholders of ING Large Company Value Fund ("Large Company Value Fund") to be held on October 16, 2003 ("Special Meeting"). As more fully described in this Proxy Statement, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of Large Company Value Fund into ING MagnaCap Fund ("MagnaCap Fund") (each a "Fund" and collectively, the "Funds").

      Under an Agreement and Plan of Reorganization (the "Reorganization Agreement"), Large Company Value Fund would transfer all of its assets to MagnaCap Fund in exchange for shares of beneficial interest of MagnaCap Fund and the assumption by MagnaCap Fund of Large Company Value Fund's liabilities.

      Because you, as a shareholder of Large Company Value Fund, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of MagnaCap Fund, this Proxy Statement also serves as a Prospectus for MagnaCap Fund. MagnaCap Fund is a diversified mutual fund. MagnaCap Fund's investment objective is to seek growth of capital, with dividend income as a secondary consideration. The Fund, under normal market conditions, seeks to achieve its investment objective by investing at least 80% of its assets in common stocks of large companies that the Sub-Adviser (Aeltus Investment Management, Inc. ("ING Aeltus")) considers to be undervalued compared to the overall market.

      This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Reorganization Agreement. A Statement of Additional Information ("SAI") relating to this Proxy Statement dated August 29, 2003 containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, strategies and restrictions of the Funds, see the Class A, B, C, M and T Equity Funds Prospectus, the Class Q Equity Funds Prospectus and the SAI for the Funds, each dated September 23, 2002, which are incorporated herein by reference. Each Fund also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report dated May 31, 2002 [TO BE UPDATED WITH MAY 31, 2003 PRIOR TO DEFINITIVE FILING] and the semi-annual report dated November 30, 2002 for each of the Funds are incorporated herein by reference. You may receive a copy of the most recent Prospectus, SAI, SAI relating to the Proxy Statement, annual report and semi-annual report for either of the Funds without charge by contacting the Funds at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180.

      You can copy and review information about each Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

      THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   SUMMARY

      You should read this entire Proxy Statement/Prospectus carefully. You should also consult the Class A, B, C, M and T Equity Funds Prospectus and the Class Q Equity Funds Prospectus for more information about both of the Funds and the Reorganization Agreement, which is attached hereto as Appendix B.

THE PROPOSED REORGANIZATION

      On November 22, 2002, the Board of Trustees of Large Company Value Fund and MagnaCap Fund approved the Reorganization. Subject to shareholder approval, the Reorganization Agreement provides for:

      - the transfer of all of the assets of Large Company Value Fund to MagnaCap Fund in exchange for shares of beneficial interest of MagnaCap Fund;

      - the assumption by MagnaCap Fund of all of the liabilities of Large Company Value Fund;

      - the distribution of MagnaCap Fund shares to the shareholders of Large Company Value Fund; and

      -     the complete liquidation of Large Company Value Fund.

      MagnaCap Fund shares would then be distributed to shareholders of Large Company Value Fund so that each shareholder would receive a number of full and fractional shares of MagnaCap Fund equal to the aggregate value of shares of Large Company Value Fund held by such shareholder.

      As a result of the Reorganization, each owner of Class A, Class B, Class C, and Class Q shares of Large Company Value Fund would become a shareholder of the corresponding class of shares of MagnaCap Fund. The Reorganization is expected to be effective on October 18, 2003, or such other date as the parties may agree (the "Closing Date").

      Each shareholder will hold, immediately after the Closing Date, shares of the corresponding class of MagnaCap Fund having an aggregate value equal to the aggregate value of the shares of the corresponding class of Large Company Value Fund held by that shareholder as of the Closing Date.

      In considering whether to approve the Reorganization, you should note that:

      -     The Funds have substantially similar investment objectives;

      - The portfolio managers for both Large Company Value Fund and MagnaCap Fund use a disciplined value approach to investing in the common stocks of large companies; however, until 9/30/03 MagnaCap Fund must invest 80% of its assets in stocks meeting disciplined investment criteria with respect to valuation characteristics, dividends, and balance sheet strength;

      -     Both Funds have the same portfolio management team;

      - MagnaCap Fund is the larger fund ($230.8 million versus $137.8 million as of May 31, 2003); and

      - The proposed Reorganization is expected to result in a reduction in total operating expenses per share for all shareholders of Large Company Value Fund. The (unaudited) total operating expenses before and after the Reorganization, expressed as an annual percentage of average daily net asset value per share for Class A, B, C, and Q shares of each Fund as of May 31, 2003 are as follows [TO BE AUDITED PRIOR TO THE DEFINITIVE FILING]:

      BEFORE THE MERGER

                                       CLASS A  CLASS B  CLASS C   CLASS Q
                                       -------  -------  -------   -------
        -   Expenses of Large Company
            Value Fund:                 1.37%    2.12%    2.12%     1.35%
        -   Expenses of MagnaCap
            Fund:                       1.45%    2.15%    2.15%     1.22%


      AFTER THE MERGER

        -  Pro Forma estimated
           expenses:                    1.35%    2.05%    2.05%     1.18%


Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of (i) 67% or more of the shares, provided that 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.

      AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF LARGE COMPANY VALUE FUND UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

           The following summarizes the investment objective, strategies and management differences, if any, between MagnaCap Fund and Large Company Value
Fund:


----------------------------------------------------------------------------------------------------------------------------------
                            LARGE COMPANY VALUE FUND                                              MAGNACAP FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT           Seeks long-term capital appreciation.  Income is a        Seeks growth of capital, with dividend income as a
OBJECTIVE            secondary objective.                                      secondary consideration.

                                                                               INVESTMENT STRATEGIES EFFECTIVE SEPTEMBER 30, 2003:
INVESTMENT                                                                     ---------------------------------------------------
STRATEGIES           -  Normally invests at least 80% of its assets            -    Normally invests at least 80% of its assets in
                        in common stocks of large companies.                        common stocks of large companies.



                     -  Normally invests in companies that the                 -    Normally invests in companies that the
                        portfolio manager considers to be undervalued               Sub-Adviser, using a disciplined value
                        compared to the overall stock market.  The portfolio        approach, considers to be undervalued compared
                        manager considers large companies to consist of the         to the overall stock market. The Fund will
                        500 largest U.S. companies, as measured by total            generally invest in larger companies that are
                        revenues, net assets, cash flow, or earnings, or the        included in the 500 largest U.S. companies, as
                        1,000 largest U.S. companies, as measured by equity         measured by total revenues, net assets, cash
                        market capitalization.  Within this universe of             flow or earnings, or the 1,000 largest
                        large well-established companies, the portfolio             companies as measured by equity market
                        manager will use a disciplined value approach to            capitalization. Among the criteria the
                        select investments that the portfolio manager               Sub-Adviser will consider are whether
                        considers to be undervalued compared to the overall         companies have increased dividends or had the
                        market.  The portfolio manager also analyzes                financial capability to have increased
                        candidates for investment for some catalyst or              dividends over the past 10 years. The
                        vector of change that may spark an increase in the          Sub-Adviser also analyzes candidates for
                        share price.  May invest the remaining 20% of its           investment for some catalyst or vector of
                        assets in other types of securities, including              change that may lead to an increase in the
                        foreign securities and smaller companies.                   share price. May invest the remaining 20% of
                                                                                    its assets in other types of securities,
                                                                                    including foreign securities and smaller
                                                                                    companies.

                                                                               INVESTMENT STRATEGIES PRIOR TO SEPTEMBER 30, 2003:
                                                                               --------------------------------------------------

                                                                               -    Normally invests at least 80% of its assets in
                                                                                    stocks that meet the following criteria:

                                                                               -    Attractive Valuation Characteristics --
                                                                                    Companies with market capitalizations above $2
                                                                                    billion are screened for relatively attractive
                                                                                    valuation characteristics. Multiple valuation
                                                                                    measures may be considered including: price to
                                                                                    earnings ratios; price to book value ratios;
                                                                                    price to cash flow ratios; price to sales
                                                                                    ratios; and enterprise value to earnings
                                                                                    before interest, taxes, depreciation and
                                                                                    amortization. Companies selling at low
                                                                                    valuations compared to their expected growth
                                                                                    rates will also be considered.


                                                                               -    Dividends -- A company must have increased its
                                                                                    dividends or had the financial capability to
                                                                                    have increased its dividends over the past 10
                                                                                    years.


                                                                               -    Balance Sheet Strength -- If a company has
                                                                                    long-term debt, it must be rated investment
                                                                                    grade by at least one nationally recognized
                                                                                    rating agency. In the event the company has no
                                                                                    material long-term debt, the company must be
                                                                                    rated investment grade by at least one
                                                                                    nationally recognized rating agency.


                                                                                    Candidates for investment are also analyzed
                                                                                    for some catalyst or vector of change that may
                                                                                    spark an increase in share price.
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                      PRINCIPAL INVESTMENTS EFFECTIVE SEPTEMBER 30, 2003:
INVESTMENTS                                                                    ---------------------------------------------------
                    -    The equity securities in which the Fund may           -    May invest in common stocks, convertible
                         invest include common stock, convertible                   securities, rights or warrants. The Fund's
                         securities, rights, warrants, and exchange-traded          investments may focus on particular sectors
                                                                                    depending on the portfolio manager's perception
                                                                                    of the

                            LARGE COMPANY VALUE FUND                                              MAGNACAP FUND
                            ------------------------                                              -------------
                         index funds (ETFs).  To the degree that the Fund           market environment.
                         invests assets in non-U.S. securities, it may hedge
                         the currency risk of these holdings with the use of   -    Although the Fund normally will be invested as
                         forward contracts or options on currencies.                fully as practicably in equity securities,
                         Although the Fund normally will be invested as             assets that are not invested in equity
                         fully as practicable in equity securities, assets          securities may be invested in high quality
                         that are not invested in equity securities may be          debt securities.
                         invested in high quality debt securities including
                         bonds, notes, debentures, and short-term              PRINCIPAL INVESTMENTS PRIOR TO SEPTEMBER 30, 2003:
                         investments.
                                                                               -    May invest in common stocks, convertible
                                                                                    securities, rights or warrants. Normally, the
                                                                                    Fund's investments are generally in larger
                                                                                    companies that are included in the 500 largest
                                                                                    U.S. companies as measured by sales, cash
                                                                                    flow, earnings, or net assets. The remainder
                                                                                    of the Fund's assets may be invested in equity
                                                                                    securities that the portfolio manager believes
                                                                                    have growth potential because they represent
                                                                                    an attractive value, but which may not meet
                                                                                    the above criteria. The Fund's investments may
                                                                                    focus on particular sectors depending on the
                                                                                    portfolio manager's perception of the market
                                                                                    environment.

                                                                               -    Although the Fund normally will be invested as
                                                                                    fully as practicably in equity securities,
                                                                                    assets that are not invested in equity
                                                                                    securities may be invested in high quality
                                                                                    debt securities. The Fund may invest up to 5%
                                                                                    of its assets, measured at the time of
                                                                                    investment, in foreign securities.
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER                     ING Investments, LLC                                              ING Investments, LLC
----------------------------------------------------------------------------------------------------------------------------------
SUB-ADVISER               Aeltus Investment Management, Inc.                                Aeltus Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                      William F. Coughlin (1)                                         William F. Coughlin (1)
----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Coughlin has been primarily responsible for the management of both Funds since April 2003. Prior to April 2003, the Funds had the same portfolio manager since June 2001.


      As you can see from the chart above, the investment objectives of the Funds are substantially similar. The Funds also invest in substantially similar types of companies, as both Funds invest 80% of their assets in common stocks of large companies while employing a disciplined value investment approach. Even under MagnaCap Fund's current policies, there is substantial commonality in objective and strategies in that a factor for security selection for MagnaCap Fund is attractive valuation characteristics; which is the factor stressed for Large Company Value Fund.

COMPARISON OF PORTFOLIO CHARACTERISTICS

      The following table compares certain characteristics of the Large Company Value Fund and the MagnaCap Fund as of May 31, 2003:

------------------------------------------------------------------------------------------------------------------------------------
                                                  LARGE COMPANY VALUE FUND                        MAGNACAP FUND
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                $137,831,652                               $230,753,788
------------------------------------------------------------------------------------------------------------------------------------
Number of Holdings                                             41                                         41
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate(1)                                    103%                                       110%
------------------------------------------------------------------------------------------------------------------------------------
Average market capitalization of companies in             $23.0 billion                             $26.2 billion
Fund
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Market capitalization range of companies
  in Fund (as a % of net assets):
     Holdings in companies with market
     capitalizations over $10 billion:                          87.80%                                    92.30%
     Holdings in companies with market
     capitalizations between $5 billion and $10
     billion:                                                    7.03%                                     5.09%
     Holdings in companies with market
     capitalizations under $5 billion:                           2.12%                                     1.46%
------------------------------------------------------------------------------------------------------------------------------------
Top 5 Industries

    (as % of net assets)                          Diversified Financial Services   15.1%     Diversified Financial Services  15.0%
                                                  Oil and Gas                      13.7%     Oil and Gas                     13.0%
                                                  Insurance                         6.9%     Insurance                        7.2%
                                                  Banks                             5.6%     Banks                            5.6%
                                                  Food                              5.3%     Telecommunications               4.9%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Securities (as a % of net assets)                                      83.3%                                     94.2%
Foreign Securities (as a % of net assets)                                          13.7%                                      4.7%
------------------------------------------------------------------------------------------------------------------------------------
Top 10 Holdings
       (as a % of net assets)                     Altria Group Inc.                 3.8%     Honeywell Intl., Inc.            3.9%
                                                  Freddie Mac                       3.7%     Altria Group Inc.                3.8%
                                                  Fannie Mae                        3.6%     Freddie Mac                      3.7%
                                                  Honeywell Int'l. Inc.             3.4%     Fannie Mae                       3.6%
                                                  BP PLC                            3.3%     Exxon Mobil Corp.                3.5%
                                                  Koninklijke Philips Electronics   3.3%     Hewlett Packard Co.              3.1%
                                                  Chevrontexaco Corp.               3.2%     American Int'l Group Inc.        3.0%
                                                  American Int'l. Group Inc.        2.9%     Washington Mutual Inc.           3.0%
                                                  Washington Mutual Inc.            2.9%     Wells Fargo & Co.                2.9%
                                                  Wells Fargo & Co.                 2.9%     Anadarko Petroleum Corp.         2.8%
------------------------------------------------------------------------------------------------------------------------------------

(1)  For the one-year period ended May 31, 2003.

RELATIVE PERFORMANCE

      The following table shows, for the periods shown, the unaudited average annual total return for: (i) Class A shares of Large Company Value Fund; (ii) Class A shares of MagnaCap Fund; (iii) the S&P 500 Index; and (iv) the S&P Barra Value Index. Performance of the Funds in the table below does not reflect the deduction of sales loads, and would be lower if it did. An index has an inherent performance advantage over the Funds since it has no cash in its portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Each Fund's past performance is not an indication of its future performance.

  CALENDAR    LARGE COMPANY                                 S&P BARRA
 YEAR/PERIOD      VALUE        MAGNACAP       S&P 500         VALUE
    ENDED       FUND(1)(2)      FUND(3)       INDEX(4)      INDEX(5)
    -----       ----------      -------       --------      --------
  12/31/93         13.22%         9.25%        10.08%         18.60%
  12/31/94         -3.09%         4.15%         1.32%         -0.64%
  12/31/95         22.52%        35.22%        37.58%         37.00%
  12/31/96         26.56%        18.51%        22.96%         21.99%
  12/31/97         29.77%        27.73%        33.36%         29.99%
  12/31/98         21.38%        16.09%        28.58%         14.68%
  12/31/99         15.44%        12.20%        21.04%         12.73%
  12/31/00         -3.13%         1.23%        -9.11%          6.08%
  12/31/01        -14.06%       -14.46%       -11.88%        -11.71%
  12/31/02        -26.46%       -23.82%       -22.10%        -20.86%
  05/31/03         10.75%        11.93%        10.35%         11.48%

----------------

(1) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Large Company Value Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.

(2) Effective March 1, 2002, the Fund changed its name to Large Company Value Fund. Prior to that date, the name of the Fund was "Pilgrim Growth and Income Fund."

(3) Effective September 30, 2003, MagnaCap Fund will change its investment strategies. Prior to this date, the investment strategies for the Fund were different, although attractive valuation characteristics were part of the prior strategy. In particular, under the former investment strategy, at least 80% of the Fund's assets were invested in companies that met three criteria: (1) attractive valuation characteristics; (2) a strong balance sheet; and (3) the company had increased its dividends or had the capability to have increased its dividends over the past 10 years.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.

PERFORMANCE OF MAGNACAP FUND

      The following bar chart and tables provide an indication of the risks of investing in MagnaCap Fund by showing (on a calendar year basis) changes in MagnaCap Fund's annual total return from year to year and by showing (on a calendar year basis) how MagnaCap Fund's average annual returns for one year, five years, and ten years compare to those of the S&P 500 Index and the S&P Barra Value Index. The information in the bar chart is based on the performance of the Class A shares of the Fund although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. MagnaCap Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future. Total returns include reinvestment of dividends and capital gains distributions, if any. The S&P 500 Index and S&P Barra Value Index are unmanaged.

                    CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)

                                  [BAR CHART]

1993    1994     1995    1996    1997    1998    1999    2000    2001    2002
----    ----     ----    ----    ----    ----    ----    ----    ----    ----
9.25%   4.15%   35.22%  18.51%  27.73%  16.09%  12.20%  1.23%   -14.46% -23.82%

----------------

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) During the period shown in the chart, the Fund's best quarterly performance was 18.93% for the quarter ended December 31, 1998, and the Fund's worst quarterly performance was -24.28% for the quarter ended September 30, 2002.

(3) Effective September 30, 2003, MagnaCap Fund will change its investment strategies. Prior to this date, the investment strategies for the Fund were different, although attractive valuation characteristics were part of the prior strategy. In particular, under the former investment strategy, at least 80% of the Fund's assets were invested in companies that met three criteria: (1) attractive valuation characteristics; (2) a strong balance sheet; and (3) the company had increased its dividends or had the capability to have increased its dividends over the past 10 years.

      The following table shows what the average annual total returns of MagnaCap Fund would equal if you averaged out actual performance over various lengths of time assuming that a shareholder paid the maximum front-end or contingent deferred sales charge compared to the S&P 500 Index and the S&P Barra Value Index, both unmanaged indices. The S&P 500 Index and S&P Barra Value Index have an inherent performance advantage over MagnaCap Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. MagnaCap Fund's performance reflected in the table below assumes the deduction of the maximum sales charge in all cases. The tables also show returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

      Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      In some cases, the return after-taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After tax-returns are shown for Class A shares only. After-tax returns for other Classes will vary.

              MAGNACAP FUND -- AVERAGE ANNUAL TOTAL RETURNS for the
                         periods ended December 31, 2002

                                                      5 YEARS OR   10 YEARS OR
                                                        SINCE         SINCE
                                          1 YEAR     INCEPTION(1)  INCEPTION(1)
                                          ------     ---------     ---------
 Class A return before taxes(2)           -28.18%       -4.13%          6.55%
 Class A return after taxes on
 distributions(2)                         -28.28%       -6.11%          3.70%
 Class A return after taxes on
 distributions and sale of fund
 shares(2)                                -17.30%       -2.78%          5.07%
 Class B return before taxes(3)           -28.09%       -3.90%          4.64%
 Class C return before taxes(4)           -25.04%       -9.99%          N/A
 Class Q return before taxes              -23.58%      -12.31%          N/A
 S&P 500 Index (reflects no deduction
 for fees, expenses or taxes)(5)          -22.10%       -0.59%(6)       9.37%(6)
 S&P Barra Value Index (reflects no
 deduction for fees, expenses or
 taxes)(7)                                -20.86%       -0.85%(8)       9.39%(8)

----------------

(1) Class B shares commenced operations on July 17, 1995. Class C shares commenced operations on June 1, 1999. Class Q shares commenced operations on November 19, 1999.

(2)  Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) Index return is for Class A for the 5-year and 10-year periods ended December 31, 2002. Index return for Class B is 7.95% for the period beginning August 1, 1995. Index return for Class C is -9.14% for the period beginning June 1, 1999. Index return for Class Q is 12.58% for the period beginning December 1, 1999.

(7) The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.

(8) Index return is for Class A for the 5-year and 10-year periods ended December 31, 2002. Index return for Class B is 7.32% for the period beginning August 1, 1995. Index return for Class C is -7.32% for the period beginning June 1, 1999. Index return for Class Q is -8.16% for the period beginning December 1, 1999.

           The following table shows the performance of MagnaCap Fund if sales charges are not reflected.

             MAGNACAP FUND -- AVERAGE ANNUAL TOTAL RETURNS for the
                        periods ended December 31, 2002

                                                                                      5 YEARS OR          10 YEARS OR SINCE
                                                                  1 YEAR           SINCE INCEPTION(1)         INCEPTION(1)
                                                                  ------           ---------------            ---------
  Class A return before taxes                                    -23.82%                 -2.99%                 7.18%
  Class B return before taxes                                    -24.30%                 -3.67%                 4.64%
  Class C return before taxes                                    -24.28%                 -9.99%                   N/A
  Class Q return before taxes                                    -23.58%                -12.31%                   N/A
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                      -22.10%                 -0.59%(3)              9.37%(3)
  S&P Barra Value Index (reflects no deduction for fees,
  expenses or taxes)(4)                                          -20.86%                 -0.85%(5)              9.39%(5)

----------------

(1) Class B shares commenced operations on July 17, 1995. Class C shares commenced operations on June 1, 1999. Class Q shares commenced operations on November 19, 1999.

(2) S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) Index return is for Class A for the 5-year and 10-year periods ended December 31, 2002. Index return for Class B is 7.95% for the period beginning August 1, 1995. Index return for Class C is -9.14% for the period beginning June 1, 1999. Index return for Class Q is -12.58% for the period beginning December 1, 1999.

(4) The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.

(5) Index return is for Class A for the 5-year and 10-year periods ended December 31, 2002. Index return for Class B is 7.32% for the period beginning August 1, 1995. Index return for Class C is -7.32% for the period beginning June 1, 1999. Index return for Class Q is -8.16% for the period beginning December 1, 1999.


           For a discussion by the Adviser regarding the performance of MagnaCap Fund for the fiscal year ended May 31, 2003, [TO BE INSERTED PRIOR TO DEFINITIVE FILING] see Appendix A to this Proxy Statement/Prospectus. Additional information about MagnaCap Fund is included in Appendix C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE
FUNDS

           Because the Funds have investment objectives and strategies that are substantially similar, many of the risks of investing in MagnaCap Fund are substantially the same as the risks of investing in Large Company Value Fund. You may lose money on your investment in either Fund. The value of each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund's shares. The following summarizes the principal investment techniques and risks of investing in the Funds.

           Equity Securities. Both Large Company Value Fund and MagnaCap Fund are subject to risks associated with investing primarily in equity securities and equity equivalent securities (preferred stocks, convertible securities, warrants and other stock purchase rights) including market risk, issuer risk, credit risk, price volatility risk and market trends risk. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Credit risk is the risk that an issuer may not be able to meet its financial obligations when due, including payments on outstanding debt. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Market trends risk is the risk that from time to time, the stock market may not favor the value securities in which the Funds invest. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

           Inability to Sell Securities. Both Funds may invest a portion of their assets (not more than 20%, measured at the time of investment) in the equity securities of smaller companies. These securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size companies, securities that originate from small offerings, and foreign securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

           Foreign Securities. Both the Large Company Value Fund and MagnaCap Fund may invest a portion of their assets (not more than 20%, measured at the time of investment) in foreign securities. There are certain risks in owning foreign securities, including: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

           Convertible Securities. Both Funds may invest in convertible securities. The value of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Funds may be required to redeem or convert a convertible security before they would otherwise choose.

           Risks of Using Derivatives. To the extent that either Fund invests in non-U.S. securities, the Fund may hedge the currency risks of holding such securities by utilizing forward contracts and options on currencies. Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce the returns of the Fund.

           Exchange-Traded Index Funds. The Large Company Value Fund may invest in ETFs. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the ETFs' underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

           Temporary Defensive Strategies. When the Adviser anticipates unusual market or other conditions, the Funds may temporarily depart from their principal investment strategies as a defensive measure. To the extent either Fund is engaged in temporary defensive investments, it may not be pursuing its investment objective.

                         COMPARISON OF FEES AND EXPENSES

           The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of MagnaCap Fund, see "Appendix C: Additional Information Regarding MagnaCap Fund."

MANAGEMENT FEES

           Large Company Value Fund pays a management fee of 0.75% on the first $100 million of the Fund's average daily net assets; 0.60% on the next $50 million of the Fund's average daily net assets; 0.50% on the next $100 million of the Fund's average daily net assets; and 0.40% on the Fund's average daily net assets over $250 million.

           MagnaCap Fund pays a management fee of 1.00% on the first $30 million of the Fund's average daily net assets; 0.75% on the next $220 million of the Fund's average daily net assets; 0.625% on the next $250 million of the Fund's average daily net assets; and 0.50% on the Fund's average daily net assets over $500 million. If the Reorganization is approved by shareholders, MagnaCap Fund will pay a management fee of 1.00% on the first $30 million of the Fund's average daily net assets; 0.75% on the next $220 million of the Fund's average daily net assets; 0.625% on the next $200 million of the Fund's average daily net assets; and 0.50% on the Fund's average daily net assets over $450 million.

           Additionally, ING Investments, LLC ("ING Investments" or "Adviser") pays Aeltus Investment Management, Inc. ("ING Aeltus") a sub-advisory fee of 0.3375% on the first $100 million of Large Company Value Fund's average daily net assets; 0.2700% on the next $50 million of the Fund's average daily net assets; 0.2250% on the next $100 million of the Fund's average daily net assets; and 0.1800% of the Fund's average daily net assets over $250 million for its services as sub-adviser to the Funds.

           The Adviser also pays ING Aeltus a sub-advisory fee of 0.4500% on the first $30 million of MagnaCap Fund's average daily net assets; 0.3375% on the next $220 million of the Fund's average daily net assets; 0.2813% on the next $250 million of the Fund's average daily net assets; and 0.2250% on the Fund's average daily net assets over $500 million of MagnaCap Fund's average daily net assets for its services as sub-adviser to the Funds. If the Reorganization is approved by shareholders, the Adviser will pay ING Aeltus a sub-advisory fee of 0.4500% on the first $30 million of MagnaCap Fund's average daily net assets; 0.3375% on the next $220 million of the Fund's average daily net assets; 0.2813% on the next $200 million of the Fund's average daily net assets; and 0.2250% on the Fund's average daily net assets over $450 million.

ADMINISTRATION FEES

           Large Company Value Fund pays an annual administration fee of 0.10% of the Fund's average daily net assets. MagnaCap Fund does not pay any annual administration fees.

DISTRIBUTION AND SERVICE FEES

           The annual distribution (12b-1) and service fees for Class A shares of MagnaCap Fund are 0.05% higher than those of Class A shares of Large Company Value Fund (0.30% vs. 0.25%). Both MagnaCap Fund and Large Company Value Fund have the same distribution (12b-1) and service fees for Class B and Class C shares (1.00%). In addition, both MagnaCap Fund and Large Company Value Fund have the same service fees for Class Q shares (0.25%).

EXPENSE LIMITATION ARRANGEMENTS

           An expense limitation agreement is in place for the Large Company Value Fund. Under the terms of the expense limitation agreement, ING Investments has agreed to limit the expenses of the Large Company Value Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years. The current expense limitation agreement for the Large Company Value Fund is contractual and provides that it will remain in effect through at least May 31, 2004. There can be no assurance that the expense limitation agreement will be continued after this date. The expense limitations for Class A, Class B, Class C, and

Class Q shares are 2.75%, 3.50%, 3.50% and 2.75%, respectively. MagnaCap Fund does not have an expense limitation agreement. This information and similar information is shown in the table below entitled "Annual Fund Operating Expenses."

EXPENSE TABLES

           There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Funds. The following table shows the fees and expenses for Class A, Class B, Class C, and Class Q shares of Large Company Value Fund and MagnaCap Fund.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                                     CLASS A       CLASS B      CLASS C       CLASS Q
                                                                     -------       -------      -------       -------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)                                      5.75%(1)       None        None            None
Maximum deferred sales charge (load) (as a percentage of the
  lower of original purchase price or redemption proceeds)           None(2)        5.00%(3)    1.00(4)         None

----------------

(1) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in Appendix C.

(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in Appendix C.

(3) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in Appendix C.

(4)  Imposed upon redemptions within 1 year from purchase.

Neither Large Company Value Fund nor MagnaCap Fund has any redemption fees, exchange fees or sales charges on reinvested dividends.

           The current expenses of each of the Funds and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table. Expenses of the Funds are based upon the operating expenses incurred by Class A, Class B, Class C, and Class Q shares of the Funds for the period ended May 31, 2003. Pro forma fees show estimated fees of MagnaCap Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

          ANNUAL FUND OPERATING EXPENSES AS OF MAY 31, 2003 (UNAUDITED) (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets) (1)

                                                                                             TOTAL
                                                   DISTRIBUTION (12B-1)                       FUND
                                 MANAGEMENT          AND SHAREHOLDER          OTHER        OPERATING      FEE WAIVER         NET
                                    FEES             SERVICING FEES(3)      EXPENSES        EXPENSES     BY ADVISER(4)    EXPENSES
                                    ----             -----------------      --------        --------     -------------    --------
CLASS A
  Large Company Value Fund          0.71%                  0.25%              0.41%          1.37%           ----%          1.37%
  MagnaCap Fund                     0.78%                  0.30%              0.37%          1.45%           ----%          1.45%
  MagnaCap Fund
     After the Reorganization
     (Estimated Pro Forma)(2)       0.73%                  0.30%              0.32%          1.35%           ----%          1.35%
CLASS B
  Large Company Value Fund          0.71%                  1.00%              0.41%          2.12%           ----%          2.12%
  MagnaCap Fund                     0.78%                  1.00%              0.37%          2.15%           ----%          2.15%
  MagnaCap Fund
     After the Reorganization
     (Estimated Pro Forma)(2)       0.73%                  1.00%              0.32%          2.05%           ----%          2.05%
CLASS C
  Large Company Value Fund          0.71%                  1.00%              0.41%          2.12%           ----%          2.12%
  MagnaCap Fund                     0.78%                  1.00%              0.37%          2.15%           ----%          2.15%
  MagnaCap Fund
     After the Reorganization
     (Estimated Pro Forma)(2)       0.73%                  1.00%              0.32%          2.05%           ----%          2.05%
CLASS Q
  Large Company Value Fund          0.71%                  0.25%              0.39%          1.35%           ----%          1.35%
  MagnaCap Fund                     0.78%                  0.25%              0.19%          1.22%           ----%          1.22%
  MagnaCap Fund
     After the Reorganization
     (Estimated Pro Forma)(2)       0.73%                  0.25%              0.20%          1.18%           ----%          1.18%

----------

(1)  The fiscal year end for Large Company Value Fund and MagnaCap Fund is May
     31.

(2) The fees presented under the heading "MagnaCap Fund After the Reorganization (Estimated Pro Forma)" incorporate the Fund's new management fee schedule that will be implemented if the Reorganization is approved by shareholders. For more information, see "Comparison of Fees and Expenses -- Management Fees."

(3) As a result of distribution (Rule 12b-1) fees, a long-term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.

(4) ING Investments has entered into an expense limitation agreement with Large Company Value Fund under which it will limit the expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years) to 2.75%, 3.50%, 3.50% and 2.75% for Class A, Class B, Class C and Class Q shares of the Fund, respectively. The expense limitation agreement is contractual and will continue at least through May 31, 2004. Thereafter, the expense limitation agreement renews automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then-current term or upon termination of the investment management agreement.

Following the Reorganization, certain holdings of Large Company Value Fund that are transferred to MagnaCap Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for MagnaCap Fund, and the realization of taxable gains or losses for MagnaCap Fund.

           Examples. The following examples are intended to help you compare the cost of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.


                           LARGE COMPANY VALUE FUND                                MAGNACAP FUND
                           ------------------------                                -------------
                 1 YEAR    3 YEARS      5 YEARS      10 YEARS      1 YEAR      3 YEARS      5 YEARS      10 YEARS
                 ------    -------      -------      --------      ------      -------      -------      --------
CLASS A           $706       $984       $1,282        $2,127        $714       $1,007       $1,322        $2,210
CLASS B*          $715       $964       $1,339        $2,261        $718       $  973       $1,354        $2,305
CLASS C           $315       $664       $1,139        $2,452        $318       $  673       $1,154        $2,483
CLASS Q           $137       $428       $  739        $1,624        $124       $  387       $  670        $1,477

                            ESTIMATED PRO FORMA:
                            THE FUNDS COMBINED**
                            --------------------
                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 ------     -------     -------     --------
CLASS A           $705        $978       $1,272      $2,105
CLASS B*          $708        $943       $1,303      $2,200
CLASS C           $308        $643       $1,103      $2,379
CLASS Q           $120        $375       $  649      $1,432

           You would pay the following expenses if you did not redeem your shares:

                           LARGE COMPANY VALUE FUND                               MAGNACAP FUND
                           ------------------------                               -------------
                 1 YEAR     3 YEARS     5 YEARS      10 YEARS      1 YEAR     3 YEARS     5 YEARS      10 YEARS
                 ------     -------     -------      --------      ------     -------     -------      --------
CLASS A           $706       $984        $1,282       $2,127        $714       $1,007     $1,322        $2,210
CLASS B*          $215       $664        $1,139       $2,261        $218       $  673     $1,154        $2,305
CLASS C           $215       $664        $1,139       $2,452        $218       $  673     $1,154        $2,483
CLASS Q           $137       $428        $  739       $1,624        $124       $  387     $  670        $1,477

                             ESTIMATED PRO FORMA:
                             THE FUNDS COMBINED**
                  1 YEAR    3 YEARS      5 YEARS    10 YEARS
                  ------    -------      -------    --------
CLASS A            $705     $978          $1,272      $2,105
CLASS B*           $208     $643          $1,103      $2,200
CLASS C            $208     $643          $1,103      $2,379
CLASS Q            $120     $375          $  649      $1,432

----------

* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the end of the eighth year following the date of purchase.

**   Estimated.

GENERAL INFORMATION

           Class A shares of MagnaCap Fund issued to a shareholder in connection with the Reorganization will not be subject to an initial sales charge, but Class B and Class C shares will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of Large Company Value Fund held by that shareholder immediately prior to the Reorganization.

           In addition, the period that the shareholder held shares of Large Company Value Fund will be included in the holding period of MagnaCap Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of MagnaCap Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B shares of Large Company Value Fund were purchased by the shareholder. Large Company Value Fund and MagnaCap Fund are both subject to the sales load structure described in the table above in the section "Expense Tables."



                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

           The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix B.

           The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of Large Company Value Fund in exchange for shares of beneficial interest of MagnaCap Fund and the assumption by MagnaCap Fund of all of Large Company Value Fund's liabilities; and (ii) the distribution of shares of MagnaCap Fund to shareholders of Large Company Value Fund, as provided for in the Reorganization Agreement. Large Company Value Fund will then be liquidated.

           After the Reorganization, each shareholder of Large Company Value Fund will own shares of MagnaCap Fund having an aggregate value equal to the aggregate value of the shares in Large Company Value Fund held by that shareholder as of the Closing Date. Shareholders of Class A, Class B, Class C, and Class Q shares of Large Company Value Fund will receive the same Class of shares of MagnaCap Fund. In the interest of economy and convenience, shares of MagnaCap Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

           Until the Closing Date, shareholders of Large Company Value Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by MagnaCap Fund for the redemption of its shares.

           The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Large Company Value Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix B to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

           The Reorganization is one of several reorganizations that have taken place among various ING Funds. The ING Fund complex has grown in recent years through the addition of many funds. Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and confusion about overlapping funds. ING Investments also believes that the reorganizations may benefit Fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

           The proposed Reorganization was presented to the Board of Trustees of Large Company Value Fund and MagnaCap Fund for consideration at a meeting held on November 22, 2002. For the reasons discussed below, the Trustees of the Funds, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Funds, determined that the interests of the shareholders of either Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of both Funds and their shareholders.

           The Reorganization will allow Large Company Value Fund's shareholders to continue to participate in a professionally-managed portfolio that seeks to achieve growth of capital, with dividend income as a secondary consideration, through investment in equity securities and equity equivalents of large companies. Additionally, the proposed Reorganization is expected to result in lower expenses for all shareholders of Large Company Value Fund. As shareholders of MagnaCap Fund, shareholders will be able to continue to exchange into the ING Funds that offer the same Class of shares in which such shareholder is currently invested. A list of the ING Funds and the Classes available after the Reorganization is contained in Appendix D.

BOARD CONSIDERATIONS

           The Board of Trustees of Large Company Value Fund, in recommending the proposed transaction, considered a number of factors, including the following:

      - the plans of management to reduce overlap in funds in the ING Fund complex;

      -     the potential benefits of the transaction to shareholders;

      - the relative investment performance of Large Company Value Fund as compared to MagnaCap Fund;

      - expense ratios and information regarding fees and expenses of Large Company Value Fund and MagnaCap Fund;

      -     the relative size of the Funds;

      - whether the Reorganization would dilute the interests of either Fund's current shareholders;

      - the similarity of investment objectives and strategies of MagnaCap Fund with those of Large Company Value Fund;

      - the fees or expenses that will be borne directly or indirectly by the Funds in connection with the merger;

      -     any benefits that may be realized by the Adviser; and

      - the tax consequences of the Reorganization to Large Company Value Fund and its shareholders, including the tax-free nature of the transaction.

           The Board of Trustees also considered the future potential benefits to ING Investments in that its costs to administer both Funds may be reduced if the Reorganization is approved.

           THE TRUSTEES OF LARGE COMPANY VALUE FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH MAGNACAP FUND.

TAX CONSIDERATIONS

           The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither Large Company Value Fund nor its shareholders, nor MagnaCap Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

           Immediately prior to the Reorganization, Large Company Value Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of Large Company Value Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of Large Company Value Fund's shareholders.

           As of May 31, 2003, Large Company Value Fund and MagnaCap Fund had accumulated capital loss carryforwards of approximately $41,992,494 and $75,435,807, respectively. After the Reorganization, the losses of Large Company Value Fund generally will be available to MagnaCap Fund to offset its capital gains, although a portion of the amount of these losses that may offset MagnaCap Fund's capital gains in any given year will be limited due to this Reorganization. The ability of MagnaCap Fund to use losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards currently are available only to pre-reorganization shareholders of each Fund. After the Reorganization, however, these benefits will inure to the benefit of all post-reorganization shareholders of MagnaCap Fund.

EXPENSES OF THE REORGANIZATION

           ING Investments will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses related to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the SEC. Of the Reorganization expenses allocated to the Funds, each Fund will bear a pro rata portion based on its relative net asset values immediately before the Closing Date.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

           Large Company Value Fund is a diversified series of ING Equity Trust, an open-end management investment company organized as a Massachusetts business trust. ING Equity Trust is governed by a Board of Trustees consisting of eleven members. For more information on the history of the Funds, see the SAI.

           MagnaCap Fund is a diversified series of ING Investment Funds, Inc., an open-end management investment company organized as a Maryland corporation. ING Investment Funds, Inc. is governed by a Board of Directors consisting of eleven members. The Directors of ING Investment Funds, Inc. are the same persons that serve on the Board of Trustees of ING Equity Trust. For more information on the history of the Funds, see the SAI.

DISTRIBUTOR

           ING Funds Distributor, LLC (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is the principal distributor for both Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS

           Both MagnaCap Fund and Large Company Value Fund pay dividends from net investment income, if any, on a semi-annual basis. Each Fund distributes capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective Class of the particular Fund, unless the shareholder elects to receive distributions in cash.

           If the Reorganization Agreement is approved by Large Company Value Fund's shareholders, then as soon as practicable before the Closing Date, Large Company Value Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION

           The following table shows on an unaudited basis the capitalization of each of the Funds as of May 31, 2003, and on a pro forma basis as of May 31, 2003 giving effect to the Reorganization:

                                                                        NET ASSET VALUE PER           SHARES
                                                      NET ASSETS               SHARE               OUTSTANDING
                                                      ----------               -----               -----------
LARGE COMPANY VALUE FUND
  Class A                                           $133,145,915                $12.36               10,769,173
  Class B                                           $  3,538,332                $12.17                  290,720
  Class C                                           $  1,133,146                $12.13                   93,405
  Class Q                                           $     14,259                $12.36                    1,154
MAGNACAP FUND
  Class A                                           $156,902,117                $ 8.82               17,794,228
  Class B                                           $ 50,677,491                $ 8.48                5,977,938
  Class C                                           $  8,291,408                $ 8.48                  977,255
  Class Q                                           $  7,430,976                $ 8.82                  842,392
PRO FORMA - MAGNACAP FUND
   INCLUDING LARGE COMPANY VALUE FUND
  Class A                                           $290,048,032                $ 8.82               32,890,137
  Class B                                           $ 54,215,823                $ 8.48                6,395,194
  Class C                                           $  9,424,554                $ 8.48                1,110,881
  Class Q                                           $  7,445,235                $ 8.82                  844,009


                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

           Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about August 29, 2003. Shareholders of Large Company Value Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications. Large Company Value Fund has retained Georgeson Shareholder Communications, Inc. (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The estimated cost of the proxy solicitation is $15,000. ING Investments will bear half the cost of the proxy solicitation. Of the proxy solicitation expenses allocated to the Funds, each Fund will bear a pro rata portion based on its relative net assets immediately prior to the closing of the Reorganization. Shareholders of Large Company Value Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

           In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

           If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact the Solicitor toll-free at 1-877-779-6674.

           A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Large Company Value Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Large Company Value Fund that may be presented at the Special Meeting.

VOTING RIGHTS

           As a shareholder of Large Company Value Fund you are entitled to one vote for each share held as to any matter on which you are entitled to vote and for each fractional share that you own, you shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

           Only shareholders of Large Company Value Fund at the close of business on July 28, 2003 (the "Record Date") will be entitled to be present and give voting instructions for Large Company Value Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, [______] shares of Large Company Value Fund were outstanding and entitled to vote.

           Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of (i) 67% or more of the shares, provided that 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares. Holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum is present.

           If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against the Reorganization.

           Large Company Value Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, Large Company Value Fund understands that the broker-dealers that are members of the New York Stock Exchange may consider whether the rules of the New York Stock Exchange permit the broker-dealers to vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners. If permitted, such broker-dealers may so vote.

           To the knowledge of ING Investments, as of August 12, 2003, no current Trustee owns 1% or more of the outstanding shares of either Fund, and the officers and Trustees own, as a group, less than 1% of the shares of either Fund.

           Appendix E hereto lists the persons that, as of August 12, 2003, owned beneficially or of record 5% or more of the outstanding shares of any Class of Large Company Value Fund or MagnaCap Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

           Large Company Value Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy
Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

           Large Company Value Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by Large Company Value Fund's management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

           ING Investments will furnish, without charge, a copy of the most recent Annual Report regarding either of the Funds and any more recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed in writing to the Fund at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling Shareholder Services at 1-800-992-0180.

           IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                         /s/ Kimberly A. Anderson

                                         Kimberly A. Anderson,
                                         Vice President and Secretary



August 29, 2003
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                                                      APPENDIX A

                          REPORT FOR ING MAGNACAP FUND

           Set forth below is an excerpt from ING MagnaCap Fund's Semi-Annual Report, dated November 30, 2002, regarding the Fund's performance. [INSERT MAY 2003 ANNUAL PRIOR TO DEFINITIVE FILING]

                                     * * * *

           PORTFOLIO MANAGEMENT TEAM: Thomas Jackson, Senior Vice President and Senior Portfolio Manager; Howard N. Kornblue, Senior Vice President and Senior Portfolio Manager serves as Auxiliary Portfolio Manager, ING Investments, LLC.

           GOAL: The ING MagnaCap Fund (formerly Pilgrim MagnaCap Fund) (the "Fund") seeks growth of capital, with dividend income as a secondary consideration.

           MARKET OVERVIEW: The U.S. stock market declined significantly in the Fund's fiscal year ending May 31, 2002 with the S&P 500 Index down 13.85% and with the more volatile NASDAQ

           Composite Index down even more at 23.44%. The year exhibited substantial volatility as the stock market declined dramatically into late September 2001 and then rallied into early December before resuming a grinding downward trend. The stock market volatility was to some degree a function of the economy, which entered a shallow recession in the second half of 2001 and then resumed growth in the first quarter of 2002. Despite the shallowness of the recession, corporate profits have declined a record amount over the last couple of years and stock prices have largely mirrored the decline in profits. Both the unsettled geopolitical situation and a rash of corporate/accounting scandals such as Enron, Tyco, Adelphia Communications, etc. have further damaged investor confidence. These concerns have been offset to some degree by a Federal Reserve policy that has been very easy and has lowered short-term interest rates to their lowest levels in a generation.

           Over the last year, small and mid-capitalization companies continued to outperform larger companies. Value stocks outperformed growth stocks among the small and mid-sized companies, but the S&P Barra Growth Index actually outperformed the S&P Barra Value Index for the year.

           PERFORMANCE: For the year ended May 31, 2002, the Fund's Class A shares, excluding sales charges, declined 10.96% compared to a 13.85% decline in the S&P 500 Index.

           PORTFOLIO SPECIFICS: The Fund has been significantly restructured since the middle of last year when Tom Jackson assumed its management. Consistent with his value investment approach, the Fund now primarily owns issues that sell at significant absolute valuation discounts to the market. In many instances these companies are also expected to grow earnings at rates that exceed the market. (There is, of course, the risk that these expectations will not be fulfilled).

           For the last year, the Fund's performance relative to the S&P 500 Index was helped by its holdings in the Consumer Cyclical, Financial, Health Care, and Industrial sectors. The Fund's performance was hurt by its holdings in Halliburton, Merchant Energy companies, and Tyco. We believe that at current levels they offer significant value. The holding in WorldCom also negatively impacted performance, but it was eliminated from the portfolio during the fiscal year.

           MARKET OUTLOOK: While the length and depth of the market decline over the last couple of years has been painful, the good news is that stocks are now more reasonably priced than they have been in some time. Given the substantial decline in interest rates (which compete with stocks for investor attention and serve as the underpinning for stock valuation), stocks are at more attractive valuation levels than has been the case for years (with the exception of late September 2001). There are several critical questions that are likely to govern the intermediate term returns from stocks. First and foremost, questions regarding the integrity of corporate governance and the accounting system will have to be put to rest. A speculative bubble led to behavior by many players in the financial markets that ranged from naive at best to outright criminal at worst. However, recognition that a problem exists is the first step toward its solution, and we are well into that stage. While it is quite possible that we will discover more examples of deceptive (or worse) behavior by corporate managements, the system is beginning to take the appropriate steps to restore confidence. While no accounting system will be immune from abuse, it is important that we come to some consensus as to the appropriate definition of earnings so that investors can once again put all companies on a roughly comparable basis. As but one example of this process, the majority of professional investors now agree that options should be expensed on the income statement.

           Once questions as to the quality and level of earnings are put to rest, we still have to deal with the likely future growth of profits. Recent economic statistics strongly indicate that corporate profits have bottomed and are once again beginning to rebound. While this is an unmitigated positive, future secular growth is still in doubt. History indicates that a 7% growth in profits is the long-term trend. If the future is to differ from the past, it is likely that growth will be slower both because of lower inflation and more stringent accounting standards (on pensions and options to name but two). Furthermore, with the current low consumer savings rate and high levels of debt, the underlying strength of the economy may be below par for some period of time. The final question is the impact of terrorism as a permanent reality in our lives. While it is impossible to predict with any certainty what will happen on this front, it is likely that we will be living with this threat for a long time. This adds an element of risk that prior to September 11, 2001 was not contemplated by most investors. Yet, we believe that when all of these factors are considered, we will be investing in an environment of much lower investment returns in the future than we became accustomed to over the last couple of decades.

           Our current strategy is to continue to seek out companies that have depressed current valuations where we believe that their long-term prospects are not adequately reflected in their stock price. Furthermore, we believe that dividend yield will be a more important component of future investment returns than was the case in the 1990's. We currently have a large weighting in Utility companies with an emphasis on the Merchant Energy sector. These stocks are currently quite depressed as a result of the Enron debacle and continuing questions about marked to market accounting. We are also building a position in the Drug industry as the stocks have come under pressure both due to concerns about the paucity of new drugs and political pressure on pricing. We have continued on the margin to cut back on our more cyclically sensitive holdings as these stocks have begun to reflect the likelihood that the economy has bottomed.

                                [LINE GRAPH]

                               5/31/92  5/31/93  5/31/94  5/31/95  5/31/96  5/31/97  5/31/98  5/31/99  5/31/00  5/31/01  5/31/02
                               -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
ING MagnaCap Fund Class
  A With Sales Charge          $ 9,423  $10,121  $10,933  $12,771  $15,773  $19,760  $24,606  $27,607  $29,312  $27,833  $24,782
ING MagnaCap Fund Class
  A Without Sales Charge       $10,000  $10,741  $11,603  $13,554  $16,739  $20,970  $26,113  $29,298  $31,107  $29,537  $26,299
S&P 500 Index                  $10,000  $11,161  $11,636  $13,986  $17,963  $23,247  $30,379  $36,767  $40,618  $36,331  $31,300


         AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2002

                                                            SINCE INCEPTION      SINCE INCEPTION
                                                            OF CLASS B AND M        OF CLASS C
                             1 YEAR     5 YEAR     10 YEAR      7/17/95               6/1/99
                             ------     ------     -------      -------               ------
Including Sales Charge:
    Class A (1)              -16.10%     3.41%       9.50%          --                    --
    Class B (2)              -15.32%     3.68%          --        8.93%                   --
    Class C (3)              -12.28%        --          --          --                 -4.21%
    Class M (4)              -14.38%     3.47%          --        8.66%                   --
Excluding Sales Charge:
    Class A                  -10.96%     4.63%      10.15%          --                    --
    Class B                  -11.61%     3.90%          --        8.93%                   --
    Class C                  -11.53%        --          --          --                 -4.21%
    Class M                  -11.30%     4.20%          --        9.23%                   --
S&P 500 Index                -13.85%     6.13%      12.09%       11.60%(5)             -5.22%

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)  Since inception performance for the index is shown from 8/01/95.

           Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING MagnaCap Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

           Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

           PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

           This report contains statements that may be

           "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

           The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

           Fund holdings are subject to change daily.

           PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. International investing does pose special risks including currency fluctuation, economical and political risks not found in domestic investments. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                                                                      APPENDIX B



                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

           THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of __________, 2003, by and between ING Investment Funds, Inc., a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on behalf of its series, ING MagnaCap Fund (the "Acquiring Fund"), and ING Equity Trust, a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on behalf of its series, ING Large Company Value Fund (the "Acquired Fund").

           This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class Q voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

           WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, the Directors of ING Investment Funds, Inc. have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

           WHEREAS, the Trustees of ING Equity Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

           NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

           1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:
(i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, and Class Q Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

           1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

           1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

           1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C and Class Q Acquiring Fund Shares to be so credited to Class A, Class B, Class C and Class Q Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class Q shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C and Class Q Acquiring Fund Shares in connection with such exchange.

           1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent, as defined in paragraph 3.3.

           1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.         VALUATION

           2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

           2.2. The net asset value of a Class A, Class B, Class C and Class Q Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional and valuation procedures established by the Acquiring Fund's Board of Trustees.

           2.3. The number of the Class A, Class B, Class C and Class Q Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C and Class Q shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

           2.4. All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to review by Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.         CLOSING AND CLOSING DATE

           3.1. The Closing Date shall be October 18, 2003, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

           3.2. The Acquired Fund shall direct Bank of New York, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Acquired Fund Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")) in which the Acquired Fund's Assets are deposited, the Acquired Fund's portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

           3.3. The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C and Class Q shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

           3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Directors of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.         REPRESENTATIONS AND WARRANTIES

           4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of ING Equity Trust on behalf of the Acquired Fund, represents and warrants to ING Investment Funds, Inc. as follows:

                    (a) The Acquired Fund is duly organized as a series of ING Equity Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under ING Equity Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

                    (b) ING Equity Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

                    (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

                    (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                    (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

                    (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of ING Equity Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which ING Equity Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ING Equity Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

                    (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

                    (h) Except as otherwise disclosed in writing to and accepted by ING Investment Funds, Inc., on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. ING Equity Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                    (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at May 31, 2003 have been audited by KPMG LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                    (j) Since May 31, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

                    (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                    (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

                    (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

                    (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of ING Equity Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                    (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

                    (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and
(ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

           4.2. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of ING Investment Funds, Inc., ING Investment Funds, Inc., on behalf of the Acquiring Fund, represents and warrants to ING Equity Trust as follows:

                    (a) The Acquiring Fund is duly organized as a series of ING Investment Funds, Inc., which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under ING Investment Funds, Inc.'s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

                    (b) ING Investment Funds, Inc. is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquired Fund under the 1933 Act, is in full force and effect;

                    (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

                    (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                    (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

                    (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of ING Investment Funds, Inc.'s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which ING Investment Funds, Inc., on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ING Investment Funds, Inc., on behalf of the Acquiring Fund, is a party or by which it is bound;

                    (g) Except as otherwise disclosed in writing to and accepted by ING Equity Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against ING Investment Funds, Inc., on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. ING Investment Funds, Inc., on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                    (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at May 31, 2003 have been audited by KPMG LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                    (i) Since May 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

                    (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                    (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

                    (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by ING Investment Funds, Inc. and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                    (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of ING Investment Funds, Inc., on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                    (n) The Class A, Class B, Class C and Class Q Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

                    (o) The information to be furnished by ING Investment Funds, Inc. for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

                    (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.         COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

           5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

           5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3. The Acquired Fund covenants that the Class A, Class B, Class C and Class Q Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

           5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

           5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

           5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C and Class Q Acquiring Fund Shares received at the Closing.

           5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

           5.9. ING Equity Trust, on behalf of the Acquired Fund, covenants that ING Equity Trust will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as ING Investment Funds, Inc., on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm
(a) the ING Equity Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund's Shares to be delivered hereunder, and (b) ING Investment Funds, Inc.'s, on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

           5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.         CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

           The obligations of ING Equity Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at ING Equity Trust's election, to the performance by ING Investment Funds, Inc., on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

           6.1. All representations and warranties of ING Investment Funds, Inc., on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

           6.2. ING Investment Funds, Inc. shall have delivered to ING Equity Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to ING Equity Trust and dated as of the Closing Date, to the effect that the representations and warranties of ING Investment Funds, Inc., on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the

Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as ING Equity Trust shall reasonably request;

           6.3. ING Investment Funds, Inc., on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ING Investment Funds, Inc., on behalf of the Acquiring Fund, on or before the Closing Date; and

           6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.         CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

           The obligations of ING Investment Funds, Inc., on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at ING Investment Funds, Inc.'s election, to the performance by ING Equity Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1. All representations and warranties of ING Equity Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

           7.2. The ING Equity Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of ING Equity Trust;

           7.3. The ING Equity Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to ING Investment Funds, Inc. and dated as of the Closing Date, to the effect that the representations and warranties of ING Equity Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as ING Investment Funds, Inc. shall reasonably request;

           7.4. ING Equity Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ING Equity Trust, on behalf of the Acquired Fund, on or before the Closing Date;

           7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

           7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

           If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to ING Equity Trust, on behalf of the Acquired Fund, or ING Investment Funds, Inc., on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

           8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of ING Equity

Trust's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the ING Investment Funds, Inc. nor the ING Equity Trust may waive the conditions set forth in this paragraph 8.1;

           8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

           8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by ING Investment Funds, Inc. or ING Equity Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

           8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

           8.5. The parties shall have received the opinion of Dechert addressed to ING Equity Trust and ING Investment Funds, Inc. substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of ING Investment Funds, Inc. and ING Equity Trust. Notwithstanding anything herein to the contrary, neither ING Investment Funds, Inc. nor ING Equity Trust may waive the condition set forth in this paragraph 8.5.

9.         BROKERAGE FEES AND EXPENSES

           9.1. ING Equity Trust, on behalf of the Acquired Fund, and ING Investment Funds, Inc., on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

           9.2. The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquiring Fund, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquired Fund and the Acquiring Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.        ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

           10.1. ING Investment Funds, Inc. and ING Equity Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

           10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.        TERMINATION

           This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before January 31, 2004, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.        AMENDMENTS

           This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of ING Equity Trust and ING Investment Funds, Inc.; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the ING Equity Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, and Class C and Class Q Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.        NOTICES

           Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to ING Investment Funds, Inc. or ING Equity Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: Kimberly A. Anderson, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, attn: Jeffrey
S. Puretz.

14.        HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
           LIABILITY

           14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

           14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

           14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of ING Equity Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of ING Equity Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.



                                     ING INVESTMENT FUNDS, INC. on behalf of its
                                     ING MAGNACAP FUND series
Attest:
                                     By:
------------------------------             -------------------------------------
Secretary                            Its:
                                           -------------------------------------
                                     ING EQUITY TRUST on behalf of its
                                     ING LARGE COMPANY VALUE FUND series
Attest:
                                     By:
------------------------------             -------------------------------------
Secretary                            Its:
                                           -------------------------------------

                                                                      APPENDIX C

               ADDITIONAL INFORMATION REGARDING ING MAGNACAP FUND
                                ("MAGNACAP FUND")
                                SHAREHOLDER GUIDE

ING PURCHASE OPTIONS(TM)

        This Proxy Statement/Prospectus relates to four separate Classes of shares of MagnaCap Fund: Class A, Class B, Class C, and Class Q, each of which represents an identical interest in MagnaCap Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements.* As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of MagnaCap Fund shares that will be issued to you in the Reorganization will be the same as those that apply to ING Large Company Value Fund ("Large Company Value Fund") shares held by you immediately prior to the Reorganization, and the period that you held shares of Large Company Value Fund will be included in the holding period of MagnaCap Fund shares for purposes of calculating any contingent deferred sales charges and determining any conversion rights. Purchases of the shares of MagnaCap Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

        The sales charges and fees for each Class of shares of MagnaCap Fund are shown and contrasted in the chart below.

                                                  CLASS A      CLASS B      CLASS C      CLASS Q
                                                  -------      -------      -------      -------
Maximum Initial Sales Charge on Purchases           5.75%(1)    None          None        None
Contingent Deferred Sales Charge ("CDSC")          None(2)      5.00%(3)     1.00%(4)     None
Annual Distribution (12b-1) and Service Fees
(5)                                                 0.30%       1.00%        1.00%        0.25%
Maximum Purchase                                  Unlimited   $250,000     Unlimited     Unlimited
Automatic Conversion to Class A                      N/A      8 Years(6)      N/A          N/A

(1)      Reduced for purchases of $50,000 and over.

(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See "Class A Shares: Initial Sales Charge Alternative" in this Appendix C.

(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this Appendix C.

(4)      Imposed upon redemption within 1 year from purchase.

(5)      Annual asset-based distribution charge.

(6) Class B shares of MagnaCap Fund issued to shareholders of Large Company Value Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of Large Company Value Fund.

         The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

* Only share classes affected by the Reorganization are discussed in this shareholder guide, although the Fund also offers Class I and Class M shares.

         CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of MagnaCap Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases Without a Sales Charge" and "Reduced Sales Charges" below.

                              CLASS A SHARES(1)(2)

                                               AS A % OF THE                  AS A %
YOUR INVESTMENT                                OFFERING PRICE                 OF NAV
---------------                                --------------                 ------
Less than $50,000                                  5.75%                      6.10%
$50,000 - $99,999                                  4.50%                      4.71%
$100,000 - $249,999                                3.50%                      3.63%
$250,000 - $499,999                                2.50%                      2.56%
$500,000 - $1,000,000                              2.00%                      2.04%
$1,000,000 and over                                See below

-----

(1) Shareholders that purchased funds that were part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased funds prior to February 2, 1998 that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

         There is no initial sales charge on purchases of Class A shares of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                                          PERIOD DURING
YOUR INVESTMENT                                     CDSC               WHICH CDSC APPLIES
---------------                                     ----               ------------------
$1,000,000 - $2,499,999                            1.00%                     2 years
$2,500,000 - $4,999,999                            0.50%                     1 year
$5,000,000 and over                                0.25%                     1 year

         REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of MagnaCap Fund or other open-end funds in the ING Funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase MagnaCap Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the applicable fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information ("SAI") for MagnaCap Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent, as described below, at 1-800-992-0180 for more information.

         A sales charge may also be reduced by taking into account the current value of your existing holdings in MagnaCap Fund or any other open-end funds in the ING Fund complex (excluding ING Aeltus Money Market Fund) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the SAI for MagnaCap Fund for details or contact the Shareholder Servicing Representative, as defined below, at 1-800-992-0180 for more information.

         For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds that impose a CDSC may be combined with Class A shares for a reduced sales charge but this will not affect any CDSC that may be imposed upon the redemption of shares of MagnaCap Fund.

         SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the SAI for MagnaCap Fund.

         CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of MagnaCap Fund are subject to distribution and service fees at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution and service fees of Class A shares. The higher distribution and service fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

 YEAR OF REDEMPTION AFTER PURCHASE                          CDSC
 ---------------------------------                          ----
First                                                        5%
Second                                                       4%
Third                                                        3%
Fourth                                                       3%
Fifth                                                        2%
Sixth                                                        1%
After Sixth Year                                            None

         Class B shares will automatically convert into Class A shares eight years after purchase. Class B shares of MagnaCap Fund issued in connection with the Reorganization will convert to Class A shares eight years after the purchase of the original shares of Large Company Value Fund. For additional information on the CDSC and the conversion of Class B, see MagnaCap Fund's SAI.

         CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

         CLASS Q SHARES. Class Q shares are offered at NAV without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. The Distributor may waive these minimums from time to time.

         WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

         (i) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

         (ii) The CDSC also may be waived for Class B and Class C shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

         (iii) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

         If you think you may be eligible for a CDSC waiver, contact a Shareholder Servicing Representative at 1-800-992-0180.

         REINSTATEMENT PRIVILEGE. Class B or Class C shareholders who have redeemed their shares in any open-end ING Fund may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the SAI for MagnaCap Fund for details or contact the Shareholder Servicing Representative at 1-800-992-0180 for more information.

         RULE 12B-1 PLAN. MagnaCap Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act") applicable to Class A, Class B, Class C and Class Q shares of MagnaCap Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, ING Funds Distributor, LLC (the "Distributor") may receive from MagnaCap Fund an annual fee in connection with the offering, sale and shareholder servicing of MagnaCap Fund's Class A, Class B, Class C and Class Q shares.

         DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of MagnaCap Fund and in connection with services rendered to shareholders of MagnaCap Fund, MagnaCap Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of MagnaCap Fund's average daily net assets attributable to that Class):

                        SERVICING FEE      DISTRIBUTION FEE
                        -------------      ----------------
         Class A            0.00%               0.30%
         Class B            0.25%               0.75%
         Class C            0.25%               0.75%
         Class Q            0.25%               0.00%

         Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B or Class C shares of MagnaCap Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of MagnaCap Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         OTHER EXPENSES. In addition to the management fee and other fees described previously, MagnaCap Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs and the compensation of Directors who are not affiliated with ING Investments, LLC ("ING Investments"). Most MagnaCap Fund expenses are allocated proportionately among all of the outstanding shares of MagnaCap Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

PURCHASING SHARES

         The minimum initial investment in MagnaCap Fund is $1,000 ($250,000 for Class Q shares or $250 for IRAs), and the minimum for additional investment in MagnaCap Fund is $100 ($10,000 for Class Q shares). The minimum initial investment for a pre-authorized retirement plan is $1,000, plus monthly installments of at least $100. MagnaCap Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000 ($250,000 for Class Q shares or $250 for IRAs).

         MagnaCap Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The ING Funds reserve the right to waive minimum investment amounts.

         MARKET TIMERS. MagnaCap Fund may restrict or refuse purchase orders, whether directly or by exchange, by market timers. "Market timing" is defined as effective frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of ING Investments to invest assets in an orderly, long-term manner, which in turn may adversely impact the performance of MagnaCap Fund.

         PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

         DETERMINATION OF NET ASSET VALUE. The NAV per share for each class of MagnaCap Fund is determined each business day as of the close of trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share for each class of MagnaCap Fund is calculated by taking the value of MagnaCap Fund's assets attributable to that class, subtracting MagnaCap Fund's liabilities attributable to that Class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when MagnaCap Fund does not price shares, the NAV of MagnaCap Fund may change on days when shareholders will not be able to purchase and redeem MagnaCap Fund shares.

         In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

         PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at 1-800-992-0180.

         RETIREMENT PLANS. MagnaCap Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at 1-800-992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

         EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth in MagnaCap Fund's Prospectus under the section "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

         You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of MagnaCap Fund will not be issued unless you request them in writing.

         TELEPHONE ORDERS. MagnaCap Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. MagnaCap Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If MagnaCap Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGE PRIVILEGES AND RESTRICTIONS

         An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at 1-800-992-0180. There is no specific limit on exchange frequency; however, MagnaCap Fund is intended for long term investment and not as a trading vehicle. ING Investments or the Distributor may prohibit excessive exchanges (more than four per year). ING Investments reserves the right, upon 60 days' prior notice, to cancel the exchange policy or restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of MagnaCap Fund into which they are being exchanged.

         Shares of one class of MagnaCap Fund generally may be exchanged for shares of that same Class of any other open-end ING Fund without payment of any additional sales charge. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end ING Fund should carefully review the Prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of MagnaCap Fund being acquired may be legally sold.

         If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior income Fund prospectus or any other ING prospectus by calling 1-800-992-0180.

         You will automatically have the ability to request an exchange by calling the Shareholder Service Agent at 1-800-992-0180 unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

         CDSC ON EXCHANGE INTO ING SENIOR INCOME FUND. You are not required to pay an applicable CDSC upon any exchange from MagnaCap Fund (or any other ING
Fund) into the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your shares for repurchase by that fund, the CDSC will apply from the fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in MagnaCap Fund (or other ING Fund).

         SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000, subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

         SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, MagnaCap Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000 other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

         Shares of MagnaCap Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

         SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see MagnaCap Fund's SAI.

         PAYMENTS. Payment to shareholders for shares redeemed ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. MagnaCap Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. MagnaCap Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the U.S. Securities and Exchange Commission. MagnaCap Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to MagnaCap Fund, MagnaCap Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, MagnaCap Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

ACCOUNT ACCESS

         Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling 1-800-992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and selection Option 2.

PRIVACY POLICY

         MagnaCap Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180 and select Option 1 or obtain a policy over the internet at www.ingfunds.com.

MANAGEMENT OF MAGNACAP FUND

         INVESTMENT ADVISER. ING Investments, an Arizona limited liability company, serves as the investment adviser to MagnaCap Fund. ING Investments has overall responsibility for management of MagnaCap Fund. ING Investments has engaged a Sub-Adviser to provide the day-to-day management of the MagnaCap Fund's portfolio. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Board of Trustees of the Fund. In the event the sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund. ING Investments is responsible for monitoring the investment program and performance of the Sub-Adviser as well as the custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services provided to MagnaCap Fund. As of May 31, 2003, ING Investments managed over $34.6 billion in assets.

         SUB-ADVISER. Aeltus Investment Management, Inc. ("ING Aeltus"), a registered investment adviser, is responsible for providing the day-to-day management of MagnaCap Fund. ING Aeltus is an indirect, wholly-owned subsidiary of ING Groep, N.V. (NYSE:ING) ("ING Group") and an affiliate of ING Investments. ING Aeltus has been managing client assets for more than a quarter century and as of May 31, 2003, managed over $41 billion in assets.

MagnaCap Fund has been managed by a team of investment professionals led by William F. Coughlin since April 2003. William F. Coughlin, Portfolio Manager, joined ING in April 2003. Prior to joining ING, Mr. Coughlin was Chief Investment Officer and a principal of Delta Capital Management LLC since 1998. Before joining Delta Capital Management LLC, he was a Managing Director at Scudder Kemper Investments, and its predecessor firm, Dreman Value Advisors. PARENT COMPANY AND DISTRIBUTOR. ING Investments and the Distributor are indirect, wholly owned subsidiaries of ING Group. ING Group is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with over 110,000 employees.

         SHAREHOLDER SERVICES REPRESENTATIVE. ING Funds Services, LLC serves as Shareholder Services Representative for MagnaCap Fund. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. MagnaCap Fund pays the Shareholder Services Representative a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

         PORTFOLIO TRANSACTIONS. ING Aeltus will place orders to execute securities transactions that are designed to implement MagnaCap Fund's investment objectives and policies. ING Aeltus will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Aeltus may consider brokerage and research services provided by a broker to ING Aeltus or its affiliates, and MagnaCap Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Aeltus determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Aeltus may place securities transactions with brokers that provide certain services to MagnaCap Fund. ING Aeltus also may consider a broker's sale of Fund shares if ING Aeltus is satisfied that MagnaCap Fund would receive best execution of the transaction from that broker.

DIVIDENDS, DISTRIBUTIONS & TAXES

         DIVIDENDS AND DISTRIBUTIONS. MagnaCap Fund generally distributes most or all of its net earnings in the form of dividends. MagnaCap Fund pays dividends, if any, on a semi-annual basis. Capital gains, if any, are distributed annually. Dividends and distributions will be determined on a class basis.

         Any dividends and distributions paid by MagnaCap Fund will be automatically reinvested in additional shares of the respective class of MagnaCap Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Prospectus, elect to have all dividends and other distributions paid on Class A, Class B, Class C and Class Q shares of MagnaCap Fund invested into an ING Fund that offers Class A, Class B, Class C, and Class Q shares.

         FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see MagnaCap Fund's SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in MagnaCap Fund.

         MagnaCap Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although MagnaCap Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if MagnaCap Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

         Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

                  Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

                  Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

                  A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

                  Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

         Distributions of long-term gains from sales by the Funds before May 6, 2003 will be taxed at the maximum rate of 20%.

         Dividends declared by MagnaCap Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

         You will receive an annual statement summarizing your dividend and capital gains distributions.

         If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

         There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

         As with all mutual funds, MagnaCap Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide MagnaCap Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

For the periods ending on or before May 31, 2002, the information in the table below has been derived from ING MagnaCap Fund's financial statements, which have been audited by KPMG LLP, independent auditors. The information for the year ended May 31, 2003 is unaudited.

                                                                                CLASS A
                                                  --------------------------------------------------------------------------
                                                     YEAR                       ELEVEN
                                                     ENDED          YEAR        MONTHS
                                                     MAY 31,        ENDED        ENDED          YEAR ENDED JUNE 30,
                                                      2003          MAY 31,      MAY 31,    --------------------------------
                                                   (UNAUDITED)      2002        2001(3)      2000         1999          1998
                                                  -----------      -------      --------    -------      -------     -------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period           $     10.11        13.54       15.84        17.69        17.07       15.92
   Income (loss) from investment operations:
   Net investment income (loss)                   $      0.06         0.07        0.05         0.07         0.07        0.04
   Net realized and unrealized gain (loss)
     on investments                               $     (1.32)       (1.53)      (0.38)       (0.08)        2.37        3.02
   Total from investment operations               $     (1.26)       (1.46)      (0.33)       (0.01)        2.44        3.06
   Less distributions from:
   Net investment income                          $      0.03         0.07        0.09         0.05         0.04        0.06
   Net realized gains on investments              $        --         1.90        1.88         1.79         1.78        1.85
   Total distributions                            $      0.03         1.97        1.97         1.84         1.82        1.91
   Net asset value, end of period                 $      8.82        10.11       13.54        15.84        17.69       17.07
TOTAL RETURN(1):                                  %    (12.46)      (10.96)      (2.77)       (0.36)       15.93       20.53
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)              $   156,902      211,602     277,722      303,864      368,508     348,759
   Ratios to average net assets:
   Expenses(2)                                    %      1.45         1.34        1.31         1.29         1.35        1.37
   Net investment income (loss)(2)                %      0.73         0.59        0.33         0.41         0.41        0.29
   Portfolio turnover rate                        %       110           75          92           26           48          53

-------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)      Annualized for periods less than one year.

(3)      The Fund changed its fiscal year end to May 31.

                                                                                CLASS B
                                                  ---------------------------------------------------------------------------
                                                    YEAR                      ELEVEN
                                                    ENDED          YEAR       MONTHS
                                                    MAY 31,        ENDED       ENDED               YEAR ENDED JUNE 30,
                                                     2003          MAY 31,     MAY 31,       --------------------------------
                                                  (UNAUDITED)       2002       2001(3)        2000          1999        1998
                                                  ----------       ------      -------       ------       -------      ------
   PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period           $     9.75        13.14        15.44        17.36         16.86       15.81
   Income (loss) from investment operations:
   Net investment income (loss)                   $    (0.00)*      (0.02)       (0.01)       (0.05)        (0.04)      (0.04)
   Net realized and unrealized gain (loss)
     on investments                               $    (1.27)       (1.47)       (0.41)       (0.08)         2.32        2.97
   Total from investment operations               $    (1.27)       (1.49)       (0.42)       (0.13)         2.28        2.93
   Less distributions from:
   Net investment income                          $       --           --           --           --            --        0.03
   Net realized gains on investments              $       --         1.90         1.88         1.79          1.78        1.85
   Total distributions                            $       --         1.90         1.88         1.79          1.78        1.88
   Net asset value, end of period                 $     8.48         9.75        13.14        15.44         17.36       16.86
TOTAL RETURN(1):                                  %   (13.03)      (11.61)       (3.40)       (1.11)        15.12       19.76
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)              $   50,677       79,685      112,286       87,167       116,227      77,787
   Ratios to average net assets:
   Expenses(2)                                    %     2.15         2.04         2.01         1.99          2.05        2.07
   Net investment income (loss)(2)                %     0.03        (0.11)       (0.37)       (0.29)        (0.29)      (0.41)
   Portfolio turnover rate                        %      110           75           92           26            48          53

-----------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)      Annualized for periods less than one year.

(3)      The Fund changed its fiscal year end to May 31.

*        Amount represents less than $0.01 per share

                                                                                    CLASS C
                                                  ----------------------------------------------------------------------------
                                                     YEAR                          ELEVEN
                                                    ENDED             YEAR         MONTHS            YEAR            JUNE 1,
                                                    MAY 31,           ENDED         ENDED            ENDED          1999(1) TO
                                                     2003             MAY 31,       MAY 31,         JUNE 30,         JUNE 30,
                                                  (UNAUDITED)          2002         2001(4)           2000             1999
                                                  -----------         ------       --------         --------        ----------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period           $    9.76            13.14          15.44           17.37          16.69
   Income (loss) from investment operations:
   Net investment income (loss)                   $    0.00*           (0.01)         (0.01)          (0.10)            --
   Net realized and unrealized gain (loss)
     on investments                               $   (1.28)           (1.47)         (0.41)          (0.04)          0.68
   Total from investment operations               $   (1.28)           (1.48)         (0.42)          (0.14)          0.68
   Less distributions from:
   Net realized gains on investments              $      --             1.90           1.88            1.79             --
   Total distributions                            $      --             1.90           1.88            1.79             --
   Net asset value, end of period                 $    8.48             9.76          13.14           15.44          17.37
TOTAL RETURN(2):                                  %  (13.11)          (11.53)         (3.41)          (1.17)          4.07
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)              $   8,291            9,693         10,887           3,660            601
   Ratios to average net assets:
   Expenses(3)                                    %    2.15             2.04           2.01            1.99           1.12
   Net investment income (loss)(3)                %    0.03            (0.11)         (0.37)          (0.29)          0.42
   Portfolio turnover rate                        %     110               75             92              26             48

--------
(1)      Commencement of offering of shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)      Annualized for periods less than one year.

(4)      The Fund changed its fiscal year end to May 31.

*        Amount represents less than $0.01 per share

                                                                                    CLASS M
                                                  ---------------------------------------------------------------------------
                                                    YEAR                      ELEVEN
                                                    ENDED          YEAR       MONTHS
                                                    MAY 31,        ENDED       ENDED               YEAR ENDED JUNE 30,
                                                     2003          MAY 31,     MAY 31,       --------------------------------
                                                  (UNAUDITED)       2002       2001(3)        2000          1999        1998
                                                  ----------       ------      -------       ------       -------      ------
   PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period           $    9.96         13.36        15.64         17.51       16.95        15.87
   Income (loss) from investment operations:
   Net investment income (loss)                   $    0.00*         0.02           --         (0.01)      (0.01)          --
   Net realized and unrealized gain (loss)
     on investments                               $   (1.28)        (1.50)       (0.39)        (0.06)       2.35         2.98
   Total from investment operations               $   (1.28)        (1.48)       (0.39)        (0.07)       2.34         2.98
   Less distributions from:
   Net investment income                          $      --          0.02         0.01          0.01          --         0.05
   Net realized gains on investments              $      --          1.90         1.88          1.79        1.78         1.85
   Total distributions                            $      --          1.92         1.89          1.80        1.78         1.90
   Net asset value, end of period                 $    8.68          9.96        13.36         15.64       17.51        16.95
TOTAL RETURN(1):                                  %  (12.85)       (11.30)       (3.21)        (0.71)      15.41        20.00
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)              $   7,455        12,074       17,440        13,050      16,351       14,675
   Ratios to average net assets:
   Expenses(2)                                    %    1.90          1.79         1.76          1.74        1.80         1.82
   Net investment income (loss)(2)                %    0.28          0.14        (0.12)        (0.04)      (0.04)       (0.16)
   Portfolio turnover rate                        %     110            75           92            26          48           53


(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)      Annualized for periods less than one year.

(3)      The Fund changed its fiscal year end to May 31.

*        Amount represents less than $0.01 per share

                                                                      APPENDIX D

                                    ING FUNDS

The following is a list of the ING Funds and the Classes of shares of each Fund that are expected to be offered at or shortly after the Reorganization:

FUND                                                       CLASSES OFFERED
----                                                       ---------------
U.S. EQUITY

Balanced Fund                                              A, B, C and I
Convertible Fund                                           A, B, C and Q
Corporate Leaders Trust Fund                               A
Disciplined LargeCap Fund                                  A, B, C, I and Q
Equity and Bond Fund                                       A, B, C and Q
Financial Services Fund                                    A and B
Growth Fund                                                A, B, C and I
Growth and Income Fund                                     A, B, C and I
Growth + Value Fund                                        A, B, C and Q
Growth Opportunities Fund                                  A, B, C, I and Q
Index Plus LargeCap Fund                                   A, B, C and I
Index Plus MidCap Fund                                     A, B, C and I
Index Plus SmallCap Fund                                   A, B, C and I
LargeCap Growth Fund                                       A, B, C, I and Q
MagnaCap Fund                                              A, B, C, I, M and Q
MidCap Opportunities Fund                                  A, B, C, I and Q
MidCap Value Fund                                          A, B, C, I and Q
Real Estate Fund                                           A, B, C, I and Q
SmallCap Opportunities Fund                                A, B, C, I and Q
SmallCap Value Fund                                        A, B, C, I and Q
Small Company Fund                                         A, B, C and I
Tax-Efficient Equity Fund                                  A, B and C
Technology Fund                                            A, B, C and I
Value Opportunity Fund                                     A, B, C and I

GLOBAL/INTERNATIONAL EQUITY

Emerging Countries Fund                                    A, B, C, M and Q
Foreign Fund                                               A, B, C, I and Q
Global Equity Dividend Fund                                A, B, C, I and Q
Global Real Estate Fund                                    A, B, C and Q
International Fund                                         A, B, C, I and Q
International Growth Fund                                  A, B, C and I
International SmallCap Growth Fund                         A, B, C and Q
International Value Fund                                   A, B, C, I and Q
Precious Metals Fund                                       A
Russia Fund                                                A
Worldwide Growth Fund                                      A, B, C and Q

FIXED INCOME

Aeltus Money Market Fund                                   A, B, C and I

Bond Fund                                                  A, B, C and I
Classic Money Market Fund                                  A, B, C and I
GNMA Income Fund                                           A, B, C, I, M and Q
Government Fund                                            A, B, C and I
High Yield Opportunity Fund                                A, B, C, M and Q
High Yield Bond Fund                                       A, B and C
Intermediate Bond Fund                                     A, B, C and I
Lexington Money Market Trust                               A
Money Market Fund                                          A, B and C
National Tax-Exempt Bond Fund                              A, B and C
Strategic Bond Fund                                        A, B, C and Q

STRATEGIC ALLOCATION FUNDS

Strategic Allocation Growth Fund                           A, B, C and I
Strategic Allocation Balanced Fund                         A, B, C and I
Strategic Allocation Income Fund                           A, B, C and I

LOAN PARTICIPATION FUND

Senior Income Fund                                         A, B, C and Q

                                                                      APPENDIX E

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

         The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund's outstanding shares as of August 12, 2003:

ING LARGE COMPANY VALUE FUND

                                                                                              PERCENTAGE OF COMBINED
  NAME AND ADDRESS OF                 PERCENT OF CLASS OF SHARES                                  FUND AFTER THE
    SHAREHOLDER                          AND TYPE OF OWNERSHIP         PERCENTAGE OF FUND         REORGANIZATION*
  -------------------                 --------------------------       ------------------     ----------------------






ING MAGNACAP FUND

                                                                                              PERCENTAGE OF COMBINED
  NAME AND ADDRESS OF                 PERCENT OF CLASS OF SHARES                                  FUND AFTER THE
    SHAREHOLDER                          AND TYPE OF OWNERSHIP         PERCENTAGE OF FUND         REORGANIZATION*
  -------------------                 --------------------------       ------------------     ----------------------





---------------
* On a pro forma basis, assuming that the value of the shareholder's interest in the Fund on the date of consummation of the Reorganization is the same as on August 12, 2003.

                                     PART B

                           ING INVESTMENT FUNDS, INC.

                       Statement of Additional Information

                                 August 29, 2003

Acquisition of the Assets and Liabilities of:                   By and in Exchange for Shares of:
ING Large Company Value Fund                                    ING MagnaCap Fund
(a series of ING Equity Trust)                                  (a series of ING Investment Funds, Inc.)
7337 East Doubletree Ranch Road                                 7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034                                  Scottsdale, Arizona 85258-2034

This Statement of Additional Information is available to the shareholders of ING Large Company Value Fund in connection with a proposed transaction whereby all of the assets and liabilities of ING Large Company Value Fund, a series of ING Equity Trust, will be transferred to ING MagnaCap Fund, a series of ING Investment Funds, Inc., in exchange for shares of ING MagnaCap Fund.

This Statement of Additional Information of ING Investment Funds, Inc. consists of this cover page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for ING Large Company Value Fund and ING MagnaCap Fund, dated September 23, 2002 as supplemented January 16, 2003, as filed on January 16, 2003.

2. The Financial Statements of ING Large Company Value Fund and ING MagnaCap Fund are included in the Class A, B, C, M, and T Annual Report of ING Investment Funds, Inc. dated May 31, 2003, as filed on [WILL BE PROVIDED]_____, and the Class I and Q Annual Report of ING Investment Funds, Inc. dated May 31, 2003, as filed on [WILL BE PROVIDED]_____.

3. The Financial Statements of ING Large Company Value Fund and ING MagnaCap Fund are included in the Class A, B, C, M, and T Semi-Annual Report of ING Investment Funds, Inc. dated November 30, 2002, as filed on January 31, 2003, and the Class I and Q Semi-Annual Report of ING Investment Funds, Inc. dated November 30, 2002, as filed on January 31, 2003.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated August 29, 2003 relating to the Reorganization of ING Large Company Value Fund may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

PRO FORMA FINANCIAL STATEMENTS

      Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Reorganization is consummated, as of May 31, 2003. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

       STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2003 (UNAUDITED)

                                                           ING              ING LARGE
                                                         MAGNACAP         COMPANY VALUE         PRO FORMA             PRO FORMA
                                                           FUND               FUND             ADJUSTMENTS            COMBINED
                                                           ----               ----             -----------            --------
ASSETS:
Investments in securities, at value*                  $ 228,187,761       $ 133,646,066                             $ 361,833,827
Short-term investments, at amortized cost                 4,312,000           4,169,000                                 8,481,000
Cash                                                            155                 673                                       828
Receivables:
  Fund shares sold                                        1,901,885              34,081                                 1,935,966
  Dividends and interest                                    521,471             332,338                                   853,809
Prepaid expenses                                             37,270              29,095                                    66,365
                                                      -------------       -------------        ------------         -------------
  Total assets                                          234,960,542         138,211,253                  --           373,171,795
                                                      -------------       -------------        ------------         -------------
LIABILITIES:
Payable for fund shares redeemed                          3,652,140              55,285                                 3,707,425
Payable to affiliates                                       253,747             123,123                                   376,870
Payable for trustee fees                                      8,819              64,875                                    73,694
Other accrued expenses and liabilities                      292,048             136,318                                   428,366
                                                      -------------       -------------        ------------         -------------
  Total liabilities                                       4,206,754             379,601                  --             4,586,355
                                                      -------------       -------------        ------------         -------------
NET ASSETS                                            $ 230,753,788       $ 137,831,652        $         --         $ 368,585,440
                                                      =============       =============        ============         =============

NET ASSETS CONSIST OF:

Paid-in capital                                       $ 305,810,446       $ 181,344,848                             $ 487,155,294
Undistributed net investment income                         695,252             772,491                                 1,467,743
Accumulated net realized loss on investments            (75,742,327)        (41,992,494)                             (117,734,821)
Net unrealized depreciation of investments                   (9,583)         (2,293,193)                               (2,302,776)
                                                      -------------       -------------        ------------         -------------
NET ASSETS                                            $ 230,753,788       $ 137,831,652        $         --         $ 368,585,440
                                                      =============       =============        ============         =============

*Cost of investments in securities                    $ 228,197,344       $ 135,939,259        $         --         $ 364,136,603

CLASS A:
  Net Assets                                          $ 156,902,117       $ 133,145,915                             $ 290,048,032
  Shares outstanding                                     17,794,228       $  10,769,173           4,326,736(A)         32,890,137
  Net asset value and redemption price per share      $        8.82       $       12.36                             $        8.82
  Maximum offering price per share (B)                $        9.36       $       13.11                             $        9.36

CLASS B:
  Net Assets                                          $  50,677,491       $   3,538,332                             $  54,215,823
  Shares outstanding                                      5,977,938             290,720             126,536(A)          6,395,194
  Net asset value and redemption price per share      $        8.48       $       12.17                             $        8.48

CLASS C:
  Net Assets                                          $   8,291,408       $   1,133,146                             $   9,424,554
  Shares outstanding                                        977,255              93,405              40,221(A)          1,110,881
  Net asset value and redemption price per share      $        8.48       $       12.13                             $        8.48

CLASS I:
  Net Assets                                          $       6,853                 n/a                             $       6,853
  Shares outstanding                                            777                 n/a                                       777
  Net asset value and redemption price per share      $        8.82                 n/a                             $        8.82

CLASS M:
  Net Assets                                          $   7,444,943                 n/a                             $   7,444,943
  Shares outstanding                                        857,721                 n/a                                   857,721
  Net asset value and redemption price per share      $        8.68                 n/a                             $        8.68
  Maximum offering price per share (C)                $        8.99                 n/a                             $        8.99

CLASS Q:
  Net Assets                                          $   7,430,976       $      14,259                             $   7,445,235
  Shares outstanding                                        842,392               1,154                 463(A)            844,009
  Net asset value and redemption price per share      $        8.82       $       12.36                             $        8.82

(A) Reflects new shares issued, net of retired shares of Large Company Value Fund. (Calculation: Net Assets / NAV per share)

(B) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(C) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

      STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2003 (UNAUDITED)

                                                                                   ING
                                                              ING                 LARGE
                                                            MAGNACAP          COMPANY VALUE        PRO FORMA         PRO FORMA
                                                              FUND                 FUND           ADJUSTMENTS        COMBINED
                                                              ----                 ----           -----------        --------
INVESTMENT INCOME:
Dividends                                                 $   5,007,199       $   2,987,094                        $   7,994,293
Interest                                                        104,405              70,920                              175,325
                                                          -------------       -------------       -----------      -------------
  Total investment income                                     5,111,604           3,058,014                --          8,169,618
                                                          -------------       -------------       -----------      -------------
EXPENSES:
Investment management fees                                    1,827,489             966,292           (86,545)(A)      2,707,236
Distribution fees:
  Class A                                                       475,206             328,932            65,812 (A)        869,950
  Class B                                                       541,655              35,515                              577,170
  Class C                                                        73,185              12,641                               85,826
  Class M                                                        59,689                  --                               59,689
  Class Q                                                        17,188                  35                               17,223
Transfer agent fees:
  Class A                                                       277,212             196,705                              473,917
  Class B                                                        94,591               5,311                               99,902
  Class C                                                        12,842               1,884                               14,726
  Class M                                                        13,896                  --                               13,896
  Class Q                                                           206                  18                                  224
Administrative service fees                                      22,309             136,403          (121,596)(B)         37,116
Shareholder reporting expense                                   234,332              53,852           (25,000)(B)        263,184
Registration fees                                                62,844              64,489           (53,101)(B)         74,232
Professional fees                                                50,617              44,948           (21,333)(B)         74,232
Custody and accounting expense                                   53,915              43,987                               97,902
Directors' fees                                                  18,032               9,301                               27,333
Insurance expense                                                 5,268               2,597                                7,865
Miscellaneous expense                                            10,171               4,474                               14,645
                                                          -------------       -------------       -----------      -------------
  Total expenses                                              3,850,647           1,907,384          (241,764)         5,516,267
Less:
  Net waived and reimbursed fees                                     --                  --                --                 --
                                                          -------------       -------------       -----------      -------------
  Net expenses                                                3,850,647           1,907,384          (241,764)         5,516,267
                                                          -------------       -------------       -----------      -------------
Net investment income                                         1,260,957           1,150,630           241,764          2,653,351
                                                          -------------       -------------       -----------      -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized loss on investments                            (73,313,713)        (33,175,923)                        (106,489,636)
Net change in unrealized depreciation on investments         28,047,677           3,324,155                           31,371,832
                                                          -------------       -------------       -----------      -------------
  Net realized and unrealized loss on investments           (45,266,036)        (29,851,768)                         (75,117,804)
                                                          -------------       -------------       -----------      -------------
DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                         $ (44,005,079)      $ (28,701,138)      $   241,764      $ (72,464,453)
                                                          =============       =============       ===========      =============

(A)   Reflects adjustment in expenses due to effects of new contractual rates.

(B) Reflects adjustment in expenses due to elimination of duplicative services.

                 See Accompanying Notes to Financial Statements

PORTFOLIOS OF INVESTMENTS AS OF MAY 31, 2003

                                                                                                             ING
      ING          ING                                                                       ING            LARGE
    MAGNACAP      VALUE      PRO FORMA                                                     MAGNACAP        COMPANY      PRO FORMA
     SHARES       SHARES      SHARES        COMMON STOCK: 98.2%                             VALUE           VALUE         VALUE
     ------       ------      ------        -------------------                             -----           -----         -----
                                            AEROSPACE/DEFENSE: 2.4%
     89,900       41,000      130,900       General Dynamics Corp.                       $   6,007,118   $  2,739,620 $   8,746,738
                                                                                         -------------   ------------ -------------
                                                                                             6,007,118      2,739,620     8,746,738
                                                                                         -------------   ------------ -------------
                                            AGRICULTURE: 3.8%
    211,100      125,715      336,815       Altria Group, Inc.                               8,718,430      5,192,030    13,910,460
                                                                                         -------------   ------------ -------------
                                                                                             8,718,430      5,192,030    13,910,460
                                                                                         -------------   ------------ -------------
                                            APPAREL: 1.4%
     58,800       35,000       93,800       Nike, Inc.                                       3,292,212      1,959,650     5,251,862
                                                                                         -------------   ------------ -------------
                                                                                             3,292,212      1,959,650     5,251,862
                                                                                         -------------   ------------ -------------
                                            AUTO MANUFACTURERS: 2.0%
    435,700      259,400      695,100       Ford Motor Co.                                   4,574,850      2,723,700     7,298,550
                                                                                         -------------   ------------ -------------
                                                                                             4,574,850      2,723,700     7,298,550
                                                                                         -------------   ------------ -------------
                                            BANKS: 5.6%
     84,400       50,200      134,600       Bank of America Corp.                            6,262,480      3,724,840     9,987,320
    138,700       82,500      221,200       Wells Fargo & Co.                                6,699,210      3,984,750    10,683,960
                                                                                         -------------   ------------ -------------
                                                                                            12,961,690      7,709,590    20,671,280
                                                                                         -------------   ------------ -------------
                                            BUILDING MATERIALS: 1.6%
    151,500       90,100      241,600       Masco Corp.                                      3,726,900      2,216,460     5,943,360
                                                                                         -------------   ------------ -------------
                                                                                             3,726,900      2,216,460     5,943,360
                                                                                         -------------   ------------ -------------
                                            CHEMICALS: 3.9%
    169,100      100,700      269,800       Dow Chemical Co.                                 5,377,380      3,202,260     8,579,640
     61,100       32,900       94,000       Praxair, Inc.                                    3,665,389      1,973,671     5,639,060
                                                                                         -------------   ------------ -------------
                                                                                             9,042,769      5,175,931    14,218,700
                                                                                         -------------   ------------ -------------
                                            COMPUTERS: 2.7%
    370,282      146,074      516,356       Hewlett-Packard Co.                              7,220,499      2,848,443    10,068,942
                                                                                         -------------   ------------ -------------
                                                                                             7,220,499      2,848,443    10,068,942
                                                                                         -------------   ------------ -------------
                                            DIVERSIFIED FINANCIAL SERVICES: 15.1%
    112,800       67,200      180,000       Fannie Mae                                       8,347,200      4,972,800    13,320,000
    142,700       84,900      227,600       Freddie Mac                                      8,534,887      5,077,869    13,612,756
    187,700      114,800      302,500       JP Morgan Chase & Co.                            6,167,822      3,772,328     9,940,150
    127,900       82,500      210,400       Merrill Lynch & Co., Inc.                        5,538,070      3,572,250     9,110,320
    132,700       75,500      208,200       Morgan Stanley                                   6,071,025      3,454,125     9,525,150
                                                                                         -------------   ------------ -------------
                                                                                            34,659,004     20,849,372    55,508,376
                                                                                         -------------   ------------ -------------

                                            ELECTRICAL COMPONENTS &
                                            EQUIPMENT: 2.3%
    110,000       49,300      159,300       Emerson Electric Co.                             5,753,000      2,578,390     8,331,390
                                                                                         -------------   ------------ -------------
                                                                                             5,753,000      2,578,390     8,331,390
                                                                                         -------------   ------------ -------------
                                            ELECTRONICS: 1.2%
         --      229,000      229,000  @@   Koninklijke Philips Electronics NV                      --      4,502,140     4,502,140
                                                                                         -------------   ------------ -------------
                                                                                                    --      4,502,140     4,502,140
                                                                                         -------------   ------------ -------------

                                            FOOD: 4.9%
    119,600       73,700      193,300  @@   Nestle SA ADR                                    6,290,960      3,876,620    10,167,580
     79,600       57,700      137,300  @@   Unilever NV                                      4,656,600      3,375,450     8,032,050
                                                                                         -------------   ------------ -------------
                                                                                            10,947,560      7,252,070    18,199,630
                                                                                         -------------   ------------ -------------

                 See Accompanying Notes to Financial Statements

                                            FOREST PRODUCTS & PAPER: 1.9%
    121,200       72,100      193,300       International Paper Co.                          4,444,404      2,643,907     7,088,311
                                                                                         -------------   ------------ -------------
                                                                                             4,444,404      2,643,907     7,088,311
                                                                                         -------------   ------------ -------------

                                            HEALTHCARE-PRODUCTS: 2.2%
    211,700           --      211,700       Baxter Intl., Inc.                               5,364,478             --     5,364,478
         --       72,000       72,000       Beckman Coulter, Inc.                                   --      2,926,800     2,926,800
                                                                                         -------------   ------------ -------------
                                                                                             5,364,478      2,926,800     8,291,278
                                                                                         -------------   ------------ -------------

                                            HEALTHCARE-SERVICES: 2.3%
    298,700      204,600      503,300  @    Tenet Healthcare Corp.                           4,985,303      3,414,774     8,400,077
                                                                                         -------------   ------------ -------------
                                                                                             4,985,303      3,414,774     8,400,077
                                                                                         -------------   ------------ -------------

                                            INSURANCE: 7.1%
    121,300       69,800      191,100       American Intl. Group                             7,020,844      4,040,024    11,060,868
         --       83,000       83,000       John Hancock Financial Services, Inc.                   --      2,510,750     2,510,750
    181,000      107,700      288,700       Metlife, Inc.                                    5,062,570      3,012,369     8,074,939
    132,300           --      132,300       Prudential Financial, Inc.                       4,434,696             --     4,434,696
                                                                                         -------------   ------------ -------------
                                                                                            16,518,110      9,563,143    26,081,253
                                                                                         -------------   ------------ -------------

                                            MEDIA: 1.5%
     45,400       24,600       70,000       Gannett Co., Inc.                                3,586,600      1,943,400     5,530,000
                                                                                         -------------   ------------ -------------
                                                                                             3,586,600      1,943,400     5,530,000
                                                                                         -------------   ------------ -------------

                                            MISCELLANEOUS MANUFACTURING: 3.7%
    339,400      178,500      517,900       Honeywell Intl., Inc.                            8,892,280      4,676,700    13,568,980
                                                                                         -------------   ------------ -------------
                                                                                             8,892,280      4,676,700    13,568,980
                                                                                         -------------   ------------ -------------

                                            OIL & GAS: 13.3%
    129,000       72,900      201,900       Anadarko Petroleum Corp.                         6,357,120      3,592,512     9,949,632
         --      109,900      109,900  @@   BP PLC ADR                                              --      4,603,711     4,603,711
     89,600       61,500      151,100       ChevronTexaco Corp.                              6,356,224      4,362,810    10,719,034
    108,000           --      108,000       ConocoPhillips                                   5,828,760             --     5,828,760
    219,600      104,500      324,100       Exxon Mobil Corp.                                7,993,440      3,803,800    11,797,240
         --       56,300       56,300  @@   Royal Dutch Petroleum Co.                               --      2,564,465     2,564,465
     90,000           --       90,000       Valero Energy Corp.                              3,375,000             --     3,375,000
                                                                                         -------------   ------------ -------------
                                                                                            29,910,544     18,927,298    48,837,842
                                                                                         -------------   ------------ -------------

                                            PHARMACEUTICALS: 4.1%
    219,900      122,700      342,600       Bristol-Myers Squibb Co.                         5,629,440      3,141,120     8,770,560
     73,400       43,700      117,100       Merck & Co., Inc.                                4,079,572      2,428,846     6,508,418
                                                                                         -------------   ------------ -------------
                                                                                             9,709,012      5,569,966    15,278,978
                                                                                         -------------   ------------ -------------

                                            RETAIL: 3.3%
    142,400       82,300      224,700       May Department Stores Co.                        3,088,656      1,785,087     4,873,743
    259,400      136,900      396,300       McDonald's Corp.                                 4,858,562      2,564,137     7,422,699
                                                                                         -------------   ------------ -------------
                                                                                             7,947,218      4,349,224    12,296,442
                                                                                         -------------   ------------ -------------
                                            SAVINGS & LOANS: 3.0%
    168,500       98,200      266,700       Washington Mutual, Inc.                          6,871,430      4,004,596    10,876,026
                                                                                         -------------   ------------ -------------
                                                                                             6,871,430      4,004,596    10,876,026
                                                                                         -------------   ------------ -------------

                                            SEMICONDUCTORS: 1.7%
    300,000           --      300,000       Intel Corp.                                      6,252,000             --     6,252,000
                                                                                         -------------   ------------ -------------
                                                                                             6,252,000             --     6,252,000
                                                                                         -------------   ------------ -------------
                                            TELECOMMUNICATIONS: 4.8
    199,000      118,400      317,400       SBC Communications, Inc.                         5,066,540      3,014,464     8,081,004
    163,000       91,600      254,600       Verizon Communications, Inc.                     6,169,550      3,467,060     9,636,610
                                                                                         -------------   ------------ -------------
                                                                                            11,236,090      6,481,524    17,717,614
                                                                                         -------------   ------------ -------------
                                            TRANSPORTATION: 2.4%
     87,000       53,100      140,100       FedEx Corp.                                     5,566,260       3,397,338     8,963,598
                                                                                         -------------   ------------ -------------
                                                                                            5,566,260       3,397,338     8,963,598
                                                                                         -------------   ------------ -------------
                                            Total Long-Term Investments
                                            (Cost $228,197,344, $135,939,259,
                                            $ 364,136,603)                                228,187,761     133,646,066   361,833,827
                                                                                         -------------   ------------ -------------

           PRINCIPAL AMOUNT                                                                                VALUE
-------------------------------------                                             -------------------------------------------------
                                            SHORT TERM INVESTMENTS: 2.3%

                                            REPURCHASE AGREEMENT: 2.3%
$ 4,312,000  $ 4,169,000  $ 8,481,000       State Street Bank Repurchase
                                            Agreements dated 05/30/03, 1.130%
                                            due 06/02/03, $4,312,406, $4,169,393
                                            to received upon repurchase
                                            (Collateralized by $2,960,000 USTB,
                                            8.125%, Market Value $4,402,926 due
                                            08/15/21, collateralized by
                                            $3,405,000 USTB, 6.125% Market Value
                                            $4,253,257 due 08/15/29)                     $   4,312,000      4,169,000 $   8,481,000
                                                                                         -------------   ------------ -------------
                                            Total Short-Term Investments
                                            (Cost $4,312,000, $4,169,000,
                                            $8,481,000)                                      4,312,000      4,169,000     8,481,000
                                                                                         -------------   ------------ -------------
                                            TOTAL INVESTMENTS IN SECURITIES
                                            (COST $232,509,344, $140,108,259,
                                            $372,617,603)                         100.5% $ 232,499,761   $137,815,066 $ 370,314,827
                                            OTHER ASSETS AND LIABILITIES-NET       -0.5%    (1,745,973)        16,586    (1,729,387)
                                                                                  -----  -------------   ------------ -------------
                                            NET ASSETS                            100.0% $ 230,753,788   $137,831,652 $ 368,585,440
                                                                                  =====  =============   ============ =============

                                         @  Non-income producing security
                                        @@  Foreign Issuer
                                       ADR  American Depository Receipt

                 See Accompanying Notes to Financial Statements

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - BASIS OF COMBINATION:

      On November 22, 2002, the Board of Trustees of ING Large Company Value Fund ("Large Company Value Fund") and ING MagnaCap Fund ("MagnaCap Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Large Company Value Fund, MagnaCap Fund will acquire all of the assets of the Large Company Value Fund, be subject to the liabilities of such Fund, in exchange for a number of shares of MagnaCap Fund equal in value to the net assets of the Large Company Value Fund (the "Merger").

      The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at May 31, 2003. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of Large Company Value Fund and MagnaCap Fund at May 31, 2003. The unaudited pro forma statement of operations reflects the results of operations of Large Company Value Fund and MagnaCap Fund for the year ended May 31, 2003. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for Large Company Value Fund and MagnaCap Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of MagnaCap Fund for pre-combination periods will not be restated.

      The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund which are incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

      Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at the NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - CAPITAL SHARES:

      The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Large Company Value Fund by MagnaCap Fund as of May 31, 2003. The number of additional shares issued was calculated by dividing the net asset value of each Class of Large Company Value Fund by the respective Class net asset value per share of MagnaCap Fund.

NOTE 4  - UNAUDITED PRO FORMA ADJUSTMENTS:

      The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on May 31, 2003. Large Company Value Fund expenses were adjusted assuming MagnaCap Fund's fee structure was in effect for the year ended May 31, 2003.

NOTE 5 - MERGER COSTS:

      Merger costs are estimated at approximately $62,500 and are not included in the unaudited pro forma statement of operations since these costs are not reoccurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. ING Investments

LLC, Investment Adviser to the Funds, will bear half of the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization.

NOTE 6 - FEDERAL INCOME TAXES:

      It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

      The Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward, which may offset MagnaCap Fund's capital gains in any given year, may be limited as a result of previous reorganizations. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                          ING LARGE COMPANY VALUE FUND

 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 16, 2003. THIS PROXY IS
                  SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned hereby appoint(s) MICHAEL J. ROLAND AND KIMBERLY A. ANDERSON or any one or both of them, proxies, with full power of substitution, to vote all shares of ING Large Company Value Fund (the "Fund"), a series of ING Equity Trust, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on October 16, 2003 at 10:00 a.m., Local time, and at any adjournment thereof.

      This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

      Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

      Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of ING Large Company Value Fund by ING MagnaCap Fund in exchange for Class A, Class B, Class C, and Class Q shares of beneficial interest of ING MagnaCap Fund and the assumption by ING MagnaCap Fund of all of the liabilities of ING Large Company Value Fund, a series of ING Equity Trust.

For   [  ]                   Against [  ]                   Abstain [  ]

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

For   [  ]                   Against [  ]                   Abstain [  ]

      This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


-----------------------------------------       -----------------
Signature                                       Date


-----------------------------------------       -----------------
Signature (if held jointly)                     Date


ING Equity Trust
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Reference is made to Article VIII, Section 8 of the Registrant's By-Laws filed as Exhibit 2, below.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, a suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)     (A)       Form of Articles of Restatement of Articles of Incorporation -
                  Filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant's Form N-1A Registration Statement as filed on
                  October 30, 1997 and incorporated herein by reference.

        (B) Form of Articles of Amendment to Articles of Incorporation - Filed as an exhibit to Post-Effective Amendment No. 40 to the Registrant's Form N-1A Registration Statement on October 27, 1998 and incorporated herein by reference.

        (C)       Form of Articles Supplementary designating Class C and Class Q
                  - Filed as an exhibit to Post-Effective Amendment No. 42 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

        (D) Form of Articles Supplementary designating Class Q - Filed as an exhibit to Post-Effective Amendment No. 46 to the Registrant's Form N-1A Registration Statement on January 4, 2000 and incorporated herein by reference.

        (E) Form of Articles Supplementary designating Class I - Filed as an exhibit to Post-Effective Amendment No. 51 to the Registrant's Form N-1A Registration Statement on November 9, 2001 and incorporated herein by reference.

        (F) Form of Articles of Amendment - Filed as an exhibit to Post-Effective Amendment No. 53 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

        (G) Form of Articles of Amendment - Filed as an exhibit to Post-Effective Amendment No. 55 to the Registrant's Form N-1A Registration Statement on September 23, 2002 and incorporated herein by reference.

(2)               Form of Amended and Restated Bylaws - Filed as an exhibit to
                  Post-Effective

                  Amendment No. 38 to the Registrant's Form N-1A Registration Statement as filed on October 30, 1997 and incorporated herein by reference.

(3)               Not Applicable

(4) Agreement and Plan of Reorganization between ING Equity Trust on behalf of ING Large Company Value Fund and ING Investment Funds, Inc., on behalf of ING MagnaCap Fund.

(5) Instruments defining the rights of shareholders -- set forth in the Articles of Incorporation

(6) Form of Investment Management Agreement with respect to MagnaCap Fund -- Filed as an exhibit to Post-Effective Amendment No. 47 to the Registrant's Form N-1A Registration Statement on November 1, 2000 and incorporated herein by reference.

(7)     (A)       Form of Underwriting Agreement - Filed as an exhibit to
                  Post-Effective Amendment No. 48 to the Registrant's Form N-1A
                  Registration Statement on March 1, 2001 and incorporated herein by reference.

        (B) Form of Selling Group Agreement - Filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant's Form N-1A Registration Statement as filed on October 30, 1997 and incorporated herein by reference.

(8)               Not Applicable

(9)     (A)       Form of Custodian and Investment Accounting Agreement between
                  Registrant and State Street Bank and Trust Company -- Filed as an exhibit to Post-Effective Amendment No. 53 to the Registrant's Form N-1A Registration Statement on February 27,
                  2002 and incorporated herein by reference.

        (B) Form of Recordkeeping Agreement - Filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant's Form N-1A Registration Statement as filed on October 30, 1997 and incorporated herein by reference.

(10)    (A)       Form of Service and Distribution Plan for Class A Shares -
                  Filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant's Form N-1A Registration Statement as filed on
                  October 30, 1997 and incorporated herein by reference.

        (B) Form of Service and Distribution Plan for Class B Shares - Filed as an exhibit to Post-Effective Amendment No. 41 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.

        (C) Form of Service and Distribution Plan for Class C Shares - Filed as an exhibit to Post-Effective Amendment No. 41 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.

        (D) Form of Service Plan for Class Q Shares - Filed as an exhibit to Post-Effective Amendment No. 44 to the Registrant's Form N-1A Registration Statement on October 29, 1999 and incorporated herein by reference.

        (E) Form of Amended and Restated Service Plan for Class B Shares - Filed as an exhibit to Post-Effective Amendment No. 49 to Registrant's Form N-1A Registration Statement on July 31, 2001 and incorporated herein by reference.

        (F) Form of Amended and Restated Multiple Class Plan Adopted Pursuant to Rule 18f-3 - Filed as an exhibit to Post-Effective Amendment No. 44 to the Registrant's Form N-1A Registration Statement on October 29, 1999 and incorporated herein by reference.

        (G) Form of Multiple Class Plan Adopted Pursuant to Rule 18f-3 -- Filed as an exhibit to Post-Effective Amendment No. 50 to Registrant's Form N-1A Registration Statement on October 1, 2001 and incorporated herein by reference.

        (H) Form of Amended and Restated Multiple Class Plan Adopted Pursuant to Rule 18f-3 - Filed as an exhibit to Post-Effective Amendment No. 51 to Registrant's Form N-1A Registration Statement on November 9, 2001 and incorporated herein by reference.

(11)              Form of Opinion and Consent of Counsel

(12) Form of Opinion of Counsel Supporting Tax Matters and Consequences -- To Be Filed in a Subsequent Post-Effective Amendment.

(13)    (A)       Form of Shareholder Servicing Agreement - Filed as an exhibit to Post-Effective Amendment No. 42 to the Registrant's Form
                  N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

        (B) Form of Amended and Restated Expense Limitation Agreement - Filed as an exhibit to Post-Effective Amendment No. 42 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

        (C) Form of Amended and Restated Expense Limitation Agreement -- Filed as an exhibit to Post-Effective Amendment No. 53 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(14)              Consent of Independent Accountants

(15)              Not Applicable

(16)              Powers of Attorney

ITEM 17. UNDERTAKINGS

      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the 1933 Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 24th day of July, 2003.

                                            ING INVESTMENT FUNDS, INC.

                                            By:    /s/ Kimberly A. Anderson
                                                   -----------------------------
                                                   Kimberly A. Anderson
                                                   Vice President and Secretary

        Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

             SIGNATURE                                    TITLE                    DATE
             ---------                                    -----                    ----

                                                 Director and Chairman         July 24, 2003
-----------------------------------
            John G. Turner*

                                                 President and Chief           July 24, 2003
                                                 Executive Officer
-----------------------------------
          James M. Hennessy*
                                                 Executive Vice President      July 24, 2003
                                                 and Principal Financial
                                                 Officer
-----------------------------------
          Michael J. Roland*

                                                 Director                      July 24, 2003
-----------------------------------
           Paul S. Doherty*

                                                 Director                      July 24, 2003
-----------------------------------
          J. Michael Earley*

                                                 Director                      July 24, 2003
-----------------------------------
        R. Barbara Gitenstein*

                                                 Director                      July 24, 2003
-----------------------------------
          Walter H. May, Jr.*

                                                 Director                      July 24, 2003
-----------------------------------
         Thomas J. McInerney*

                                                 Director                      July 24, 2003
-----------------------------------
             Jock Patton*

                                                 Director                      July 24, 2003
-----------------------------------
          David W.C. Putnam*

                                                 Director                      July 24, 2003
-----------------------------------
           Blaine E. Rieke*

                                                 Director                      July 24, 2003
-----------------------------------
           Roger B. Vincent*

                                                 Director                      July 24, 2003
-----------------------------------
         Richard A. Wedemeyer*



*By:    /s/ Kimberly A. Anderson
        ------------------------
        Kimberly A. Anderson
        Attorney-in-Fact**

** Executed pursuant to powers of attorney filed herewith.

                                  EXHIBIT INDEX

(4) Agreement and Plan of Reorganization between ING Equity Trust, on behalf of ING Large Company Value Fund and ING Investment Funds, Inc., on behalf of ING MagnaCap Fund

(11)  Form of Opinion and Consent of Counsel

(14)  Consent of Independent Accountants

(16)  Powers of Attorney